Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2007

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS												YEAR-TO-DATE
											3Q07 Change						2007 Change
	3Q07		2Q07		1Q07		4Q06		3Q06		2Q07	3Q06	2007		2006		2006
SELECTED INCOME STATEMENT DATA
Total Net Revenue (a)	$16,112		$18,908		$18,968		$16,193		$15,545		(15)%	4%	$53,988		$45,806		18%
Provision for Credit Losses	1,785		1,529		1,008		1,134		812		17	120	4,322		2,136		102
Total Noninterest Expense	9,327		11,028		10,628		9,885		9,796		(15)	(5)	30,983		28,958		7

Income from Continuing Operations (after-tax)	3,373		4,234		4,787		3,906		3,232		(20)	4	12,394		9,743		27
Income from Discontinued Operations (after-tax) (b)	–		–		–		620		65		–	NM	–		175		NM
Net Income	3,373		4,234		4,787		4,526		3,297		(20)	2	12,394		9,918		25

PER COMMON SHARE:
Basic Earnings
Income from Continuing Operations	$1.00		$1.24		$1.38		$1.13		$0.93		(19)	8	$3.63		$2.81		29
Net Income	1.00		1.24		1.38		1.31		0.95		(19)	5	3.63		2.86		27

Diluted Earnings
Income from Continuing Operations	$0.97		$1.20		$1.34		$1.09		$0.90		(19)	8	$3.52		$2.73		29
Net Income	0.97		1.20		1.34		1.26		0.92		(19)	5	3.52		2.78		27

Cash Dividends Declared	0.38		0.38		0.34		0.34		0.34		–	12	1.10		1.02		8
Book Value	35.72		35.08		34.45		33.45		32.75		2	9	35.72		32.75		9
Closing Share Price	45.82		48.45		48.38		48.30		46.96		(5)	(2)	45.82		46.96		(2)
Market Capitalization	153,901		164,659		165,280		167,199		162,835		(7)	(5)	153,901		162,835		(5)

COMMON SHARES OUTSTANDING:
Weighted-Average Diluted Shares Outstanding	3,477.7	#	3,521.6	#	3,559.5	#	3,578.6	#	3,574.0	#	(1)	(3)	3,519.6	#	3,572.3	#	(1)
Common Shares Outstanding at Period-end	3,358.8		3,398.5		3,416.3		3,461.7		3,467.5		(1)	(3)	3,358.8		3,467.5		(3)
FINANCIAL RATIOS: (c)
Income from Continuing Operations:
Return on Common Equity (“ROE”)	11%		14%		17%		14%		11%				14%		12%
Return on Equity-Goodwill (“ROE-GW”) (d)	18		23		27		22		19				23		20
Return on Assets (“ROA”) (e)	0.91		1.19		1.41		1.14		0.98				1.16		1.02
Net Income:
ROE	11		14		17		16		12				14		12
ROE-GW (d)	18		23		27		26		19				23		20
ROA (f)	0.91		1.19		1.41		1.32		1.00				1.16		1.02

CAPITAL RATIOS:
Tier 1 Capital Ratio	8.4	(h)	8.4		8.5		8.7		8.6
Total Capital Ratio	12.5	(h)	12.0		11.8		12.3		12.1

SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,479,575		$1,458,042		$1,408,918		$1,351,520		$1,338,029		1	11	$1,479,575		$1,338,029		11
Wholesale Loans	197,728		181,968		168,194		183,742		179,403		9	10	197,728		179,403		10
Consumer Loans	288,592		283,069		281,571		299,385		284,141		2	2	288,592		284,141		2
Deposits	678,091		651,370		626,428		638,788		582,115		4	16	678,091		582,115		16
Common Stockholders’ Equity	119,978		119,211		117,704		115,790		113,561		1	6	119,978		113,561		6

Headcount	179,847	#	179,664	#	176,314	#	174,360	#	171,589	#	–	5	179,847	#	171,589	#	5

LINE OF BUSINESS EARNINGS
Investment Bank	$296		$1,179		$1,540		$1,009		$976		(75)	(70)	$3,015		$2,665		13
Retail Financial Services	639		785		859		718		746		(19)	(14)	2,283		2,495		(8)
Card Services	786		759		765		719		711		4	11	2,310		2,487		(7)
Commercial Banking	258		284		304		256		231		(9)	12	846		754		12
Treasury & Securities Services	360		352		263		256		256		2	41	975		834		17
Asset Management	521		493		425		407		346		6	51	1,439		1,002		44
Corporate (g)	513		382		631		1,161		31		34	NM	1,526		(319)		NM

Net Income	$3,373		$4,234		$4,787		$4,526		$3,297		(20)	2	$12,394		$9,918		25

(a)	The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see Note 3 of the Firm’s June 30, 2007, Form 10-Q.

(b)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses are reported as discontinued operations for each 2006 period.

(c)	Ratios are based upon annualized amounts.

(d)	Income from continuing operations and Net income applicable to common stock divided by total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm also utilizes this measure to facilitate comparisons to competitors.

(e)	Income from continuing operations divided by Total average assets less average assets of discontinued operations held-for-sale.

(f)	Net income divided by Total average assets.

(g)	Included the after-tax impact of discontinued operations, recoveries related to material litigation actions, tax audit benefits and merger costs. See Corporate Financial Highlights for additional details.

(h)	Estimated.

JPMORGAN CHASE & CO.
STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
REVENUE
Investment Banking Fees	$1,336	$1,898	$1,739	$1,565	$1,416	(30)%	(6)%	$4,973	$3,955	26%
Principal Transactions (a)	237	3,566	4,471	2,591	2,737	(93)	(91)	8,274	8,187	1
Lending & Deposit Related Fees	1,026	951	895	895	867	8	18	2,872	2,573	12
Asset Management, Administration and Commissions	3,663	3,611	3,186	3,173	2,842	1	29	10,460	8,682	20
Securities Gains (Losses)	237	(223)	2	35	40	NM	493	16	(578)	NM
Mortgage Fees and Related Income (b)	221	523	476	75	62	(58)	256	1,220	516	136
Credit Card Income	1,777	1,714	1,563	1,645	1,567	4	13	5,054	5,268	(4)
Other Income	289	553	518	522	635	(48)	(54)	1,360	1,653	(18)

Noninterest Revenue	8,786	12,593	12,850	10,501	10,166	(30)	(14)	34,229	30,256	13

Interest Income	19,219	17,489	16,636	16,097	15,157	10	27	53,344	43,010	24
Interest Expense	11,893	11,174	10,518	10,405	9,778	6	22	33,585	27,460	22

Net Interest Income	7,326	6,315	6,118	5,692	5,379	16	36	19,759	15,550	27

TOTAL NET REVENUE	16,112	18,908	18,968	16,193	15,545	(15)	4	53,988	45,806	18

Provision for Credit Losses	1,785	1,529	1,008	1,134	812	17	120	4,322	2,136	102

NONINTEREST EXPENSE
Compensation Expense	4,677	6,309	6,234	4,985	5,390	(26)	(13)	17,220	16,206	6
Occupancy Expense	657	652	640	625	563	1	17	1,949	1,710	14
Technology, Communications and Equipment Expense	950	921	922	997	911	3	4	2,793	2,656	5
Professional & Outside Services	1,260	1,259	1,200	1,246	1,111	–	13	3,719	3,204	16
Marketing	561	457	482	614	550	23	2	1,500	1,595	(6)
Other Expense (c)	812	1,013	735	948	877	(20)	(7)	2,560	2,324	10
Amortization of Intangibles	349	353	353	370	346	(1)	1	1,055	1,058	–
Merger Costs	61	64	62	100	48	(5)	27	187	205	(9)

TOTAL NONINTEREST EXPENSE	9,327	11,028	10,628	9,885	9,796	(15)	(5)	30,983	28,958	7

Income from Continuing Operations before Income Tax Expense	5,000	6,351	7,332	5,174	4,937	(21)	1	18,683	14,712	27
Income Tax Expense	1,627	2,117	2,545	1,268	1,705	(23)	(5)	6,289	4,969	27

Income from Continuing Operations (after-tax)	3,373	4,234	4,787	3,906	3,232	(20)	4	12,394	9,743	27
Income from Discontinued Operations (after-tax) (d)	–	–	–	620	65	–	NM	–	175	NM

NET INCOME	$3,373	$4,234	$4,787	$4,526	$3,297	(20)	2	$12,394	$9,918	25

DILUTED EARNINGS PER SHARE
Income from Continuing Operations (after-tax)	$0.97	$1.20	$1.34	$1.09	$0.90	(19)	8	$3.52	$2.73	29
Income from Discontinued Operations (after-tax) (d)	–	–	–	0.17	0.02	–	NM	–	0.05	NM

Net Income	$0.97	$1.20	$1.34	$1.26	$0.92	(19)	5	$3.52	$2.78	27

FINANCIAL RATIOS
Income from Continuing Operations:
ROE	11%	14%	17%	14%	11%			14%	12%
ROE-GW	18	23	27	22	19			23	20
ROA	0.91	1.19	1.41	1.14	0.98			1.16	1.02
Net Income:
ROE	11	14	17	16	12			14	12
ROE-GW	18	23	27	26	19			23	20
ROA	0.91	1.19	1.41	1.32	1.00			1.16	1.02
Effective Income Tax Rate (e)	33	33	35	25	35			34	34
Overhead Ratio	58	58	56	61	63			57	63

EXCLUDING IMPACT OF MERGER COSTS (f)
Income from Continuing Operations	$3,373	$4,234	$4,787	$3,906	$3,232	(20)	4	$12,394	$9,743	27
Less Merger Costs (after-tax)	38	40	38	62	30	(5)	27	116	127	(9)

Income from Continuing Operations Excluding Merger Costs	$3,411	$4,274	$4,825	$3,968	$3,262	(20)	5	$12,510	$9,870	27

Diluted Per Share:
Income from Continuing Operations	$0.97	$1.20	$1.34	$1.09	$0.90	(19)	8	$3.52	$2.73	29
Less Merger Costs (after-tax)	0.01	0.01	0.01	0.02	0.01	–	–	0.03	0.03	–

Income from Continuing Operations Excluding Merger Costs	$0.98	$1.21	$1.35	$1.11	$0.91	(19)	8	$3.55	$2.76	29

(a)	The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see Note 3 of the Firm’s June 30, 2007, Form 10-Q.

(b)	The Firm adopted SFAS 159 in the first quarter of 2007. As a result, certain loan origination costs have been classified as expense (previously netted against revenue) for the current-year quarters and nine months ended September 30, 2007.

(c)	Insurance recoveries related to settlement of the Enron and WorldCom class action litigations and for certain other material legal proceedings were $137 million and $17 million for the three months ended December 31, 2006 and September 30, 2006, respectively. Year-to-date insurance recoveries were $375 million for 2006.

(d)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses were reported as discontinued operations for each 2006 period.

(e)	Based on Income from continuing operations.

(f)	Income from continuing operations excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

						Sep 30, 2007
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2007	2007	2007	2006	2006	2007	2006
ASSETS
Cash and Due from Banks	$32,766	$35,449	$31,836	$40,412	$36,279	(8)%	(10)%
Deposits with Banks	26,714	41,736	30,973	13,547	17,130	(36)	56
Federal Funds Sold and Securities Purchased under Resale Agreements	135,589	125,930	144,306	140,524	156,194	8	(13)
Securities Borrowed	84,697	88,360	84,800	73,688	89,222	(4)	(5)
Trading Assets:
Debt and Equity Instruments	389,119	391,508	373,684	310,137	289,891	(1)	34
Derivative Receivables	64,592	59,038	49,647	55,601	58,265	9	11
Securities	97,706	95,984	97,029	91,975	86,548	2	13
Loans (Net of Allowance for Loan Losses)	478,207	457,404	442,465	475,848	456,488	5	5
Private Equity Investments	6,929	6,898	6,788	6,359	5,905	–	17
Accrued Interest and Accounts Receivable	26,401	26,716	23,663	22,891	21,178	(1)	25
Premises and Equipment	8,892	9,044	8,728	8,735	8,553	(2)	4
Goodwill	45,335	45,254	45,063	45,186	43,372	–	5
Other Intangible Assets:
Mortgage Servicing Rights	9,114	9,499	7,937	7,546	7,378	(4)	24
Purchased Credit Card Relationships	2,427	2,591	2,758	2,935	2,982	(6)	(19)
All Other Intangibles	3,959	4,103	4,205	4,371	4,078	(4)	(3)
Other Assets	67,128	58,528	55,036	51,765	53,181	15	26
Assets of Discontinued Operations Held-for-Sale (a)	–	–	–	–	1,385	–	NM

TOTAL ASSETS	$1,479,575	$1,458,042	$1,408,918	$1,351,520	$1,338,029	1	11

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$115,036	$120,470	$123,942	$132,781	$117,197	(5)	(2)
Interest-Bearing	354,459	342,079	342,368	337,812	310,401	4	14
Non-U.S. Offices:
Noninterest-Bearing	6,559	5,919	8,104	7,662	3,761	11	74
Interest-Bearing	202,037	182,902	152,014	160,533	150,756	10	34

Total Deposits	678,091	651,370	626,428	638,788	582,115	4	16
Federal Funds Purchased and Securities Sold under Repurchase Agreements	178,767	205,961	218,917	162,173	188,395	(13)	(5)
Commercial Paper	33,978	25,116	25,354	18,849	18,135	35	87
Other Borrowed Funds	31,154	29,263	19,871	18,053	16,252	6	92
Trading Liabilities:
Debt and Equity Instruments	80,748	93,969	94,309	90,488	106,784	(14)	(24)
Derivative Payables	68,426	61,396	50,316	57,469	58,462	11	17
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	86,524	84,785	87,603	88,096	73,585	2	18
Beneficial Interests Issued by Consolidated VIEs	13,283	14,808	13,109	16,184	16,254	(10)	(18)
Long-Term Debt	173,696	159,493	143,274	133,421	126,619	9	37
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	14,930	12,670	12,033	12,209	13,309	18	12
Liabilities of Discontinued Operations Held-for-Sale (a)	–	–	–	–	24,558	–	NM

TOTAL LIABILITIES	1,359,597	1,338,831	1,291,214	1,235,730	1,224,468	2	11

STOCKHOLDERS’ EQUITY
Common Stock	3,658	3,658	3,658	3,658	3,658	–	–
Capital Surplus	78,295	78,020	77,760	77,807	77,457	–	1
Retained Earnings (b)	53,064	51,011	48,105	43,600	40,283	4	32
Accumulated Other Comprehensive Income (Loss)	(1,830)	(2,080)	(1,482)	(1,557)	(526)	12	(248)
Treasury Stock, at Cost	(13,209)	(11,398)	(10,337)	(7,718)	(7,311)	(16)	(81)

TOTAL STOCKHOLDERS’ EQUITY	119,978	119,211	117,704	115,790	113,561	1	6

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,479,575	$1,458,042	$1,408,918	$1,351,520	$1,338,029	1	11

(a)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. As a result of this transaction, assets and liabilities of this business were reclassified and reported as discontinued operations for the period ended September 30, 2006.

(b)	The cumulative effect of changes in accounting principles increased retained earnings as a result of implementing SFAS 157, SFAS 159 and FIN 48 in the first quarter of 2007. For additional information see the Firm’s March 31, 2007, Form 10-Q.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
AVERAGE BALANCES
ASSETS
Deposits with Banks	$39,906	$18,153	$16,224	$19,736	$31,291	120%	28%	$24,848	$30,424	(18)%
Federal Funds Sold and Securities Purchased under Resale Agreements	133,780	132,768	135,499	144,744	125,618	1	6	134,009	127,863	5
Securities Borrowed	87,955	90,810	78,768	82,184	82,216	(3)	7	85,878	84,385	2
Trading Assets – Debt Instruments	310,445	294,931	257,079	218,188	213,164	5	46	287,680	201,232	43
Securities	95,694	96,921	95,326	89,962	78,029	(1)	23	95,982	73,762	30
Interests in Purchased Receivables (a)	–	–	–	–	–	–	–	–	18,640	NM
Loans	476,912	465,763	467,453	484,140	461,673	2	3	470,078	444,558	6

Total Interest-Earning Assets	1,144,692	1,099,346	1,050,349	1,038,954	991,991	4	15	1,098,475	980,864	12
Trading Assets – Equity Instruments	86,177	85,830	88,791	81,985	75,366	–	14	86,923	72,075	21
Goodwill	45,276	45,181	45,125	45,163	43,386	–	4	45,194	43,437	4
Other Intangible Assets:
Mortgage Servicing Rights	9,290	8,371	7,784	7,295	8,048	11	15	8,487	7,548	12
All Other Intangible Assets	6,532	6,854	7,139	7,478	7,202	(5)	(9)	6,840	7,400	(8)
All Other Noninterest-Earning Assets	185,367	186,404	179,727	181,732	159,482	(1)	16	183,853	163,964	12
Assets of Discontinued Operations Held-for-Sale (b)	–	–	–	–	23,664	–	NM	–	22,056	NM

TOTAL ASSETS	$1,477,334	$1,431,986	$1,378,915	$1,362,607	$1,309,139	3	13	$1,429,772	$1,297,344	10

LIABILITIES
Interest-Bearing Deposits	$540,937	$513,451	$498,717	$487,368	$451,509	5	20	$517,856	$440,514	18
Federal Funds Purchased and Securities Sold under Repurchase Agreements	206,174	209,323	199,252	198,166	192,674	(2)	7	204,942	178,936	15
Commercial Paper	26,511	25,282	22,339	18,787	19,207	5	38	24,726	17,348	43
Other Borrowings (c)	104,995	100,715	95,664	96,499	101,366	4	4	100,492	104,049	(3)
Beneficial Interests Issued by Consolidated VIEs	14,454	13,641	15,993	15,769	13,630	6	6	14,691	32,993	(55)
Long-Term Debt	177,851	162,465	148,146	140,515	133,279	9	33	162,929	126,011	29

Total Interest-Bearing Liabilities	1,070,922	1,024,877	980,111	957,104	911,665	4	17	1,025,636	899,851	14
Noninterest-Bearing Liabilities	287,436	289,058	282,559	290,741	262,843	(1)	9	286,369	267,014	7
Liabilities of Discontinued Operations Held-for-Sale (b)	–	–	–	–	22,825	–	NM	–	21,107	NM

TOTAL LIABILITIES	1,358,358	1,313,935	1,262,670	1,247,845	1,197,333	3	13	1,312,005	1,187,972	10

Preferred Stock	–	–	–	–	–	–	–	–	45	NM
Common Stockholders’ Equity	118,976	118,051	116,245	114,762	111,806	1	6	117,767	109,327	8

TOTAL STOCKHOLDERS’ EQUITY	118,976	118,051	116,245	114,762	111,806	1	6	117,767	109,372	8

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,477,334	$1,431,986	$1,378,915	$1,362,607	$1,309,139	3	13	$1,429,772	$1,297,344	10

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	5.06%	4.56%	4.65%	5.18%	4.46%			4.85%	4.42%
Federal Funds Sold and Securities Purchased under Resale Agreements	4.83	4.99	4.95	4.71	4.55			4.92	4.03
Securities Borrowed	5.60	5.31	5.42	4.56	4.28			5.45	3.89
Trading Assets – Debt Instruments	6.62	5.85	5.99	5.45	5.28			6.17	5.40
Securities	5.69	5.68	5.68	5.57	5.70			5.68	5.51
Interests in Purchased Receivables	–	–	–	–	–			–	4.68
Loans	7.80	7.65	7.53	7.35	7.37			7.66	7.23
Total Interest-Earning Assets	6.69	6.43	6.45	6.17	6.08			6.53	5.89

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	4.13	4.17	4.06	3.99	3.93			4.12	3.68
Federal Funds Purchased and Securities Sold under Repurchase Agreements	5.18	5.19	5.09	4.86	4.63			5.16	4.30
Commercial Paper	4.68	4.92	4.89	4.76	4.78			4.82	4.39
Other Borrowings (c)	4.90	4.69	5.07	4.75	5.13			4.88	5.08
Beneficial Interests Issued by Consolidated VIEs	4.52	3.22	3.82	3.96	4.16			3.86	4.37
Long-Term Debt	3.99	3.77	3.85	4.34	4.08			3.87	4.21
Total Interest-Bearing Liabilities	4.41	4.37	4.35	4.31	4.26			4.38	4.08

INTEREST RATE SPREAD	2.28%	2.06%	2.10%	1.86%	1.82%			2.15%	1.81%

NET YIELD ON INTEREST-EARNING ASSETS	2.57%	2.35%	2.39%	2.19%	2.17%			2.44%	2.14%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.89%	2.68%	2.73%	2.54%	2.54%			2.77%	2.57%

(a)	As a result of restructuring certain multi-seller conduits the Firm administers, during the second quarter of 2006, JPMorgan Chase deconsolidated $29 billion of Interests in Purchased Receivables, $3 billion of Loans and $1 billion of Securities, and recorded $33 billion of Lending-Related Commitments.

(b)	As a result of the transaction with The Bank of New York, for purposes of the consolidated average balance sheet for assets and liabilities transferred to discontinued operations, JPMorgan Chase used Federal funds sold interest income as a reasonable estimate of the earnings on corporate trust deposits for the periods prior to the close of the transaction; therefore, JPMorgan Chase transferred to assets of discontinued operations held-for-sale average Federal funds sold, along with the related interest income earned, and transferred to liabilities of discontinued operations held-for-sale average corporate trust deposits.

(c)	Includes securities sold but not yet purchased.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions)
The Firm prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines’ of business results on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that assumes credit card loans securitized by Card Services remain on the balance sheet and presents revenue on a fully taxable-equivalent (“FTE”) basis. These adjustments do not have any impact on Net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 32.

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
CREDIT CARD INCOME
Credit Card Income – Reported	$1,777	$1,714	$1,563	$1,645	$1,567	4%	13%	$5,054	$5,268	(4)%
Impact of:
Credit Card Securitizations	(836)	(788)	(746)	(726)	(721)	(6)	(16)	(2,370)	(2,783)	15

Credit Card Income – Managed	$941	$926	$817	$919	$846	2	11	$2,684	$2,485	8

OTHER INCOME
Other Income – Reported	$289	$553	$518	$522	$635	(48)	(54)	$1,360	$1,653	(18)
Impact of:
Tax-Equivalent Adjustments	192	199	110	195	165	(4)	16	501	481	4

Other Income – Managed	$481	$752	$628	$717	$800	(36)	(40)	$1,861	$2,134	(13)

TOTAL NONINTEREST REVENUE
Total Noninterest Revenue – Reported	$8,786	$12,593	$12,850	$10,501	$10,166	(30)	(14)	$34,229	$30,256	13
Impact of:
Credit Card Securitizations	(836)	(788)	(746)	(726)	(721)	(6)	(16)	(2,370)	(2,783)	15
Tax-Equivalent Adjustments	192	199	110	195	165	(4)	16	501	481	4

Total Noninterest Revenue – Managed	$8,142	$12,004	$12,214	$9,970	$9,610	(32)	(15)	$32,360	$27,954	16

NET INTEREST INCOME
Net Interest Income – Reported	$7,326	$6,315	$6,118	$5,692	$5,379	16	36	$19,759	$15,550	27
Impact of:
Credit Card Securitizations	1,414	1,378	1,339	1,319	1,328	3	6	4,131	4,400	(6)
Tax-Equivalent Adjustments	95	122	70	53	57	(22)	67	287	175	64

Net Interest Income – Managed	$8,835	$7,815	$7,527	$7,064	$6,764	13	31	$24,177	$20,125	20

TOTAL NET REVENUE
Total Net Revenue – Reported	$16,112	$18,908	$18,968	$16,193	$15,545	(15)	4	$53,988	$45,806	18
Impact of:
Credit Card Securitizations	578	590	593	593	607	(2)	(5)	1,761	1,617	9
Tax-Equivalent Adjustments	287	321	180	248	222	(11)	29	788	656	20

Total Net Revenue – Managed	$16,977	$19,819	$19,741	$17,034	$16,374	(14)	4	$56,537	$48,079	18

PROVISION FOR CREDIT LOSSES
Provision for Credit Losses – Reported	$1,785	$1,529	$1,008	$1,134	$812	17	120	$4,322	$2,136	102
Impact of:
Credit Card Securitizations	578	590	593	593	607	(2)	(5)	1,761	1,617	9

Provision for Credit Losses – Managed	$2,363	$2,119	$1,601	$1,727	$1,419	12	67	$6,083	$3,753	62

INCOME TAX EXPENSE
Income Tax Expense – Reported	$1,627	$2,117	$2,545	$1,268	$1,705	(23)	(5)	$6,289	$4,969	27
Impact of:
Tax-Equivalent Adjustments	287	321	180	248	222	(11)	29	788	656	20

Income Tax Expense – Managed	$1,914	$2,438	$2,725	$1,516	$1,927	(21)	(1)	$7,077	$5,625	26

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS – MANAGED BASIS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
TOTAL NET REVENUE (FTE)
Investment Bank	$2,946	$5,798	$6,254	$4,860	$4,816	(49)%	(39)%	$14,998	$13,973	7%
Retail Financial Services	4,201	4,357	4,106	3,728	3,555	(4)	18	12,664	11,097	14
Card Services	3,867	3,717	3,680	3,750	3,646	4	6	11,264	10,995	2
Commercial Banking	1,009	1,007	1,003	1,018	933	–	8	3,019	2,782	9
Treasury & Securities Services	1,748	1,741	1,526	1,537	1,499	–	17	5,015	4,572	10
Asset Management	2,205	2,137	1,904	1,947	1,636	3	35	6,246	4,840	29
Corporate	1,001	1,062	1,268	194	289	(6)	246	3,331	(180)	NM

TOTAL NET REVENUE	$16,977	$19,819	$19,741	$17,034	$16,374	(14)	4	$56,537	$48,079	18

NET INCOME (LOSS)
Investment Bank	$296	$1,179	$1,540	$1,009	$976	(75)	(70)	$3,015	$2,665	13
Retail Financial Services	639	785	859	718	746	(19)	(14)	2,283	2,495	(8)
Card Services	786	759	765	719	711	4	11	2,310	2,487	(7)
Commercial Banking	258	284	304	256	231	(9)	12	846	754	12
Treasury & Securities Services	360	352	263	256	256	2	41	975	834	17
Asset Management	521	493	425	407	346	6	51	1,439	1,002	44
Corporate (a)	513	382	631	1,161	31	34	NM	1,526	(319)	NM

TOTAL NET INCOME (b)	$3,373	$4,234	$4,787	$4,526	$3,297	(20)	2	$12,394	$9,918	25

AVERAGE EQUITY (c)
Investment Bank	$21,000	$21,000	$21,000	$21,000	$21,000	–	–	$21,000	$20,670	2
Retail Financial Services	16,000	16,000	16,000	16,000	14,300	–	12	16,000	14,167	13
Card Services	14,100	14,100	14,100	14,100	14,100	–	–	14,100	14,100	–
Commercial Banking	6,700	6,300	6,300	6,300	5,500	6	22	6,435	5,500	17
Treasury & Securities Services	3,000	3,000	3,000	2,200	2,200	–	36	3,000	2,314	30
Asset Management	4,000	3,750	3,750	3,500	3,500	7	14	3,834	3,500	10
Corporate	54,176	53,901	52,095	51,662	51,206	1	6	53,398	49,076	9

TOTAL AVERAGE EQUITY	$118,976	$118,051	$116,245	$114,762	$111,806	1	6	$117,767	$109,327	8

RETURN ON EQUITY (c)
Investment Bank	6%	23%	30%	19%	18%			19%	17%
Retail Financial Services	16	20	22	18	21			19	24
Card Services	22	22	22	20	20			22	24
Commercial Banking	15	18	20	16	17			18	18
Treasury & Securities Services	48	47	36	46	46			43	48
Asset Management	52	53	46	46	39			50	38

(a)	Included the after-tax impact of discontinued operations, material litigation reserve charges/recoveries, tax audit benefits and merger costs. See Corporate Financial Highlights for additional details.

(b)	Net income included income from discontinued operations (after-tax) of $620 million and $65 million for the quarters ended December 31, 2006 and September 30, 2006, respectively, and $175 million for year-to-date September 30, 2006. There was no income from discontinued operations in 2007.

(c)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. The amount of capital assigned to each business is referred to as equity.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Investment Banking Fees	$1,330	$1,900	$1,729	$1,580	$1,419	(30)%	(6)%	$4,959	$3,957	25%
Principal Transactions (a)	(848)	2,178	3,126	2,327	2,548	NM	NM	4,456	7,185	(38)
Lending & Deposit Related Fees	118	93	93	119	127	27	(7)	304	398	(24)
Asset Management, Administration and Commissions	712	643	641	569	512	11	39	1,996	1,671	19
All Other Income	(76)	122	42	91	159	NM	NM	88	437	(80)

Noninterest Revenue	1,236	4,936	5,631	4,686	4,765	(75)	(74)	11,803	13,648	(14)
Net Interest Income (a)	1,710	862	623	174	51	98	NM	3,195	325	NM

TOTAL NET REVENUE (b)	2,946	5,798	6,254	4,860	4,816	(49)	(39)	14,998	13,973	7

Provision for Credit Losses	227	164	63	63	7	38	NM	454	128	255
Credit Reimbursement from TSS (c)	31	30	30	31	30	3	3	91	90	1

NONINTEREST EXPENSE
Compensation Expense	1,178	2,589	2,637	1,880	2,093	(54)	(44)	6,404	6,310	1
Noncompensation Expense	1,200	1,265	1,194	1,325	1,151	(5)	4	3,659	3,345	9

TOTAL NONINTEREST EXPENSE	2,378	3,854	3,831	3,205	3,244	(38)	(27)	10,063	9,655	4

Income Before Income Tax Expense	372	1,810	2,390	1,623	1,595	(79)	(77)	4,572	4,280	7
Income Tax Expense	76	631	850	614	619	(88)	(88)	1,557	1,615	(4)

NET INCOME	$296	$1,179	$1,540	$1,009	$976	(75)	(70)	$3,015	$2,665	13

FINANCIAL RATIOS
ROE	6%	23%	30%	19%	18%			19%	17%
ROA	0.17	0.68	0.95	0.62	0.62			0.59	0.55
Overhead Ratio	81	66	61	66	67			67	69
Compensation Expense as a % of Total Net Revenue (d)	40	45	42	38	42			43	43

REVENUE BY BUSINESS Investment Banking Fees:
Advisory	$595	$560	$472	$482	$436	6	36	$1,627	$1,177	38
Equity Underwriting	267	509	393	327	275	(48)	(3)	1,169	851	37
Debt Underwriting	468	831	864	771	708	(44)	(34)	2,163	1,929	12

Total Investment Banking Fees	1,330	1,900	1,729	1,580	1,419	(30)	(6)	4,959	3,957	25
Fixed Income Markets	687	2,445	2,592	2,061	2,468	(72)	(72)	5,724	6,675	(14)
Equity Markets	537	1,249	1,539	958	658	(57)	(18)	3,325	2,500	33
Credit Portfolio	392	204	394	261	271	92	45	990	841	18

Total Net Revenue	$2,946	$5,798	$6,254	$4,860	$4,816	(49)	(39)	$14,998	$13,973	7

REVENUE BY REGION
Americas	$1,016	$2,655	$3,366	$2,535	$2,803	(62)	(64)	$7,037	$7,066	–
Europe/Middle East/Africa	1,389	2,327	2,251	1,886	1,714	(40)	(19)	5,967	5,535	8
Asia/Pacific	541	816	637	439	299	(34)	81	1,994	1,372	45

Total Net Revenue	$2,946	$5,798	$6,254	$4,860	$4,816	(49)	(39)	$14,998	$13,973	7

(a)	The Firm adopted SFAS 157 and SFAS 159 in the first quarter of 2007. For additional information related to their impact to the Investment Bank (“IB”), see IB business segment results in the Firm’s June 30, 2007, Form 10-Q.

(b)	Total net revenue included tax-equivalent adjustments, primarily due to tax-exempt income from municipal bond investments and income tax credits related to affordable housing investments, of $255 million, $290 million, $152 million, $218 million, and $197 million for the quarters ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively, and $697 million and $584 million for year-to-date 2007 and 2006, respectively.

(c)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within the Investment Bank credit portfolio on behalf of clients shared with TSS.

(d)	For 2006, the compensation expense to Total net revenue ratio was adjusted to present this ratio as if SFAS 123R had always been in effect. IB management believes that adjusting the Compensation expense to Total net revenue ratio for the incremental impact of adopting SFAS 123R provides a more meaningful measure of IB’s Compensation expense to Total net revenue ratio for 2006.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount, ratio and rankings data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$710,665	$696,230	$658,724	$645,993	$626,245	2%	13%	$688,730	$648,101	6%
Trading Assets – Debt and Equity Instruments (a)	372,212	359,387	335,118	295,317	283,915	4	31	355,708	268,256	33
Trading Assets – Derivative Receivables	63,017	58,520	56,398	59,802	53,184	8	18	59,336	52,769	12
Loans:
Loans Retained (b)	61,919	59,065	58,973	60,947	61,623	5	–	59,996	58,137	3
Loans at Fair Value & Loans Held-for-Sale (a)	17,315	14,794	13,684	23,743	24,030	17	(28)	15,278	21,072	(27)

Total Loans	79,234	73,859	72,657	84,690	85,653	7	(7)	75,274	79,209	(5)
Adjusted Assets (c)	625,619	603,839	572,017	548,628	539,278	4	16	600,688	520,718	15
Equity	21,000	21,000	21,000	21,000	21,000	–	–	21,000	20,670	2

Headcount	25,691 #	25,356 #	23,892 #	23,729 #	23,447 #	1	10	25,691 #	23,447 #	10

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$67	$(16)	$(6)	$10	$(8)	NM	NM	$45	$(41)	NM
Nonperforming Assets:
Nonperforming Loans (d)	265	72	92	231	420	268	(37)	265	420	(37)
Other Nonperforming Assets	60	47	36	38	36	28	67	60	36	67
Allowance for Credit Losses:
Allowance for Loan Losses	1,112	1,037	1,037	1,052	1,010	7	10	1,112	1,010	10
Allowance for Lending-Related Commitments	568	487	310	305	292	17	95	568	292	95

Total Allowance for Credit Losses	1,680	1,524	1,347	1,357	1,302	10	29	1,680	1,302	29

Net Charge-off (Recovery) Rate (a) (b)	0.43%	(0.11)%	(0.04)%	0.07%	(0.05)%			0.10%	(0.09)%
Allowance for Loan Losses to Average Loans (a) (b)	1.80	1.76	1.76	1.73	1.64			1.85	1.74
Allowance for Loan Losses to Nonperforming Loans (d)	585	2,206	1,178	461	253			585	253
Nonperforming Loans to Average Loans	0.33	0.10	0.13	0.27	0.49			0.35	0.53

MARKET RISK – AVERAGE TRADING AND CREDIT PORTFOLIO VAR
Trading Activities:
Fixed Income	$98	$74	$45	$51	$63	32	56	$72	$58	24
Foreign Exchange	23	20	19	20	24	15	(4)	21	23	(9)
Equities	35	51	42	35	32	(31)	9	43	29	48
Commodities and Other	28	40	34	35	46	(30)	(39)	34	48	(29)
Diversification (e)	(70)	(73)	(58)	(58)	(82)	4	15	(67)	(74)	9

Total Trading VAR	114	112	82	83	83	2	37	103	84	23

Credit Portfolio VAR (f)	17	12	13	15	14	42	21	14	14	–
Diversification (e)	(24)	(14)	(12)	(11)	(8)	(71)	(200)	(17)	(9)	(89)

Total Trading and Credit Portfolio VAR	$107	$110	$83	$87	$89	(3)	20	$100	$89	12

	September 30, 2007 YTD		Full Year 2006
	Market		Market
MARKET SHARES AND RANKINGS (g)	Share	Rankings	Share	Rankings
Global Debt, Equity and Equity-Related	7%	# 2	7%	# 2
Global Syndicated Loans	14%	# 1	14%	# 1
Global Long-Term Debt	7%	# 2	6%	# 3
Global Equity and Equity-Related	9%	# 1	7%	# 6
Global Announced M&A	23%	# 4	23%	# 4
U.S. Debt, Equity and Equity-Related	10%	# 2	9%	# 2
U.S. Syndicated Loans	26%	# 1	26%	# 1
U.S. Long-Term Debt	11%	# 2	12%	# 2
U.S. Equity and Equity-Related (h)	11%	# 2	8%	# 6
U.S. Announced M&A	26%	# 5	28%	# 3

(a)	As a result of the adoption of SFAS 159 in the first quarter of 2007, $11.7 billion of loans were reclassified to trading assets. Loans at fair value & loans held-for-sale were excluded when calculating the allowance coverage ratio and Net charge-off rate.

(b)	Loans retained included credit portfolio loans, leveraged leases and other accrual loans, and excluded loans at fair value.

(c)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) Securities purchased under resale agreements and Securities borrowed less Securities sold, not yet purchased; (2) assets of variable interest entities (“VIEs”) consolidated under FIN 46R; (3) cash and securities segregated and on deposit for regulatory and other purposes; and (4) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believed an adjusted asset amount that excluded the assets discussed above, which were considered to have a low risk profile, provided a more meaningful measure of balance sheet leverage in the securities industry.

(d)	Nonperforming loans included loans held-for-sale of $75 million, $25 million, $4 million, $3 million, and $21 million at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively, which were excluded from the allowance coverage ratios. Nonperforming loans excluded distressed loans held-for-sale purchased as part of IB’s proprietary activities and assets classified as trading assets. Loans elected under the fair value option and classified within trading assets are also excluded from nonperforming loans.

(e)	Average VARs were less than the sum of the VARs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(f)	Includes VAR on derivative credit valuation adjustments, hedges of the credit valuation adjustment and mark-to-market hedges of the retained loan portfolio, which were all reported in Principal Transactions revenue. The VAR did not include the retained loan portfolio.

(g)	Source: Thomson Financial Securities data. Global announced M&A was based on rank value; all other rankings were based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%.

(h)	References U.S. domiciled equity and equity-related transactions, per Thomson Financial.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$492	$470	$423	$430	$406	5%	21%	$1,385	$1,167	19%
Asset Management, Administration and Commissions	336	344	263	293	326	(2)	3	943	1,129	(16)
Securities Gains (Losses)	–	–	–	(5)	(7)	–	NM	–	(52)	NM
Mortgage Fees and Related Income (a)	229	495	482	111	67	(54)	242	1,206	507	138
Credit Card Income	167	163	142	143	136	2	23	472	380	24
All Other Income	296	212	179	176	170	40	74	687	381	80

Noninterest Revenue	1,520	1,684	1,489	1,148	1,098	(10)	38	4,693	3,512	34
Net Interest Income	2,681	2,673	2,617	2,580	2,457	–	9	7,971	7,585	5

TOTAL NET REVENUE	4,201	4,357	4,106	3,728	3,555	(4)	18	12,664	11,097	14

Provision for Credit Losses	680	587	292	262	114	16	496	1,559	299	421

NONINTEREST EXPENSE
Compensation Expense (a)	1,087	1,104	1,065	950	886	(2)	23	3,256	2,707	20
Noncompensation Expense (a)	1,265	1,264	1,224	1,211	1,142	–	11	3,753	3,595	4
Amortization of Intangibles	117	116	118	130	111	1	5	351	334	5

TOTAL NONINTEREST EXPENSE	2,469	2,484	2,407	2,291	2,139	(1)	15	7,360	6,636	11

Income Before Income Tax Expense	1,052	1,286	1,407	1,175	1,302	(18)	(19)	3,745	4,162	(10)
Income Tax Expense	413	501	548	457	556	(18)	(26)	1,462	1,667	(12)

NET INCOME	$639	$785	$859	$718	$746	(19)	(14)	$2,283	$2,495	(8)

FINANCIAL RATIOS
ROE	16%	20%	22%	18%	21%			19%	24%
Overhead Ratio (a)	59	57	59	61	60			58	60
Overhead Ratio Excluding Core Deposit Intangibles (a) (b)	56	54	56	58	57			55	57

SELECTED BALANCE SHEETS (Ending)
Assets	$216,754	$217,421	$212,997	$237,887	$227,056	–	(5)	$216,754	$227,056	(5)
Loans:
Loans Retained	172,498	166,992	163,462	180,760	188,549	3	(9)	172,498	188,549	(9)
Loans at Fair Value & Loans Held-for-Sale (c)	18,274	23,501	25,006	32,744	17,005	(22)	7	18,274	17,005	7

Total Loans	190,772	190,493	188,468	213,504	205,554	–	(7)	190,772	205,554	(7)
Deposits	216,135	217,689	221,840	214,081	198,260	(1)	9	216,135	198,260	9

SELECTED BALANCE SHEETS (Average)
Assets	$214,852	$216,692	$217,135	$235,301	$225,307	(1)	(5)	$216,218	$230,307	(6)
Loans:
Loans Retained	168,495	165,136	162,744	190,426	189,313	2	(11)	165,479	186,852	(11)
Loans at Fair Value & Loans Held-for-Sale (c)	19,560	25,166	28,235	21,228	13,994	(22)	40	24,289	14,411	69

Total Loans	188,055	190,302	190,979	211,654	203,307	(1)	(8)	189,768	201,263	(6)
Deposits	216,904	219,171	216,933	211,915	198,967	(1)	9	217,669	197,491	10
Equity	16,000	16,000	16,000	16,000	14,300	–	12	16,000	14,167	13

Headcount	68,528 #	68,254 #	67,247 #	65,570 #	61,915 #	–	11	68,528 #	61,915 #	11

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$350	$270	$185	$214	$128	30	173	$805	$362	122
Nonperforming Loans (d)	1,991	1,760	1,655	1,677	1,404	13	42	1,991	1,404	42
Nonperforming Assets	2,404	2,099	1,910	1,902	1,595	15	51	2,404	1,595	51
Allowance for Loan Losses	2,105	1,772	1,453	1,392	1,306	19	61	2,105	1,306	61

Net Charge-off Rate (e)	0.82%	0.66%	0.46%	0.45%	0.27%			0.65%	0.26%
Allowance for Loan Losses to Ending Loans (e)	1.22	1.06	0.89	0.77	0.69			1.22	0.69
Allowance for Loan Losses to Nonperforming Loans (e)	107	115	94	89	95			107	95
Nonperforming Loans to Total Loans	1.04	0.92	0.88	0.79	0.68			1.04	0.68

(a)	The Firm adopted SFAS 159 in the first quarter of 2007. As a result, certain loan origination costs have been classified as expense (previously netted against revenue) for the current-year quarters and nine months ended September 30, 2007.

(b)	Retail Financial Services uses the overhead ratio excluding the amortization of core deposit intangibles (“CDI”), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excluded Regional Banking’s core deposit intangible amortization expense related to The Bank of New York transaction and the Bank One merger of $116 million, $115 million, $116 million, $130 million, and $109 million for the quarters ending September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively, and $347 million and $328 million for year-to-date 2007 and 2006, respectively.

(c)	Loans included prime mortgage loans originated with the intent to sell, which, for new originations on or after January 1, 2007, were accounted for at fair value under SFAS 159. These loans, classified as Trading assets on the Consolidated balance sheets, totaled $14.4 billion, $15.2 billion, and $11.6 billion at September 30, 2007, June 30, 2007 and March 31, 2007, respectively. Average loans included $14.1 billion, $13.5 billion and $6.5 billion for the quarters ended September 30, 2007, June 30, 2007 and March 31, 2007, respectively, and $11.4 billion for the nine months ended September 30, 2007.

(d)	Nonperforming loans included Loans held-for-sale and Loans accounted for at fair value under SFAS 159 of $17 million, $217 million, $112 million, $116 million, and $24 million at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively. Certain of these loans are classified as Trading assets on the Consolidated balance sheet.

(e)	Loans held-for-sale and Loans accounted for at fair value under SFAS 159 were excluded when calculating the allowance coverage ratio and the Net charge-off rate.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
REGIONAL BANKING
Noninterest Revenue	$1,013	$977	$793	$678	$855	4%	18%	$2,783	$2,526	10%
Net Interest Income	2,325	2,296	2,299	2,229	2,107	1	10	6,920	6,539	6

Total Net Revenue	3,338	3,273	3,092	2,907	2,962	2	13	9,703	9,065	7
Provision for Credit Losses	574	494	233	165	53	16	NM	1,301	189	NM
Noninterest Expense	1,760	1,749	1,729	1,730	1,611	1	9	5,238	5,095	3

Income Before Income Tax Expense	1,004	1,030	1,130	1,012	1,298	(3)	(23)	3,164	3,781	(16)
Net Income	611	629	690	619	744	(3)	(18)	1,930	2,265	(15)
ROE	21%	21%	24%	21%	29%			22%	30%
Overhead Ratio	53	53	56	60	54			54	56
Overhead Ratio Excluding Core Deposit Intangibles (a)	49	50	52	55	51			50	53

BUSINESS METRICS (in billions)
Home Equity Origination Volume	$11.2	$14.6	$12.7	$12.9	$13.3	(23)	(16)	$38.5	$39.0	(1)
End of Period Loans Owned:
Home Equity	$93.0	$91.0	$87.7	$85.7	$80.4	2	16	$93.0	$80.4	16
Mortgage (b)	12.3	8.8	9.2	30.1	46.6	40	(74)	12.3	46.6	(74)
Business Banking	14.9	14.6	14.3	14.1	13.1	2	14	14.9	13.1	14
Education	10.2	10.2	11.1	10.3	9.4	–	9	10.2	9.4	9
Other Loans (c)	2.4	2.5	2.7	2.7	2.2	(4)	9	2.4	2.2	9

Total End of Period Loans	132.8	127.1	125.0	142.9	151.7	4	(12)	132.8	151.7	(12)
End of Period Deposits:
Checking	$64.5	$67.3	$69.3	$68.7	$59.8	(4)	8	$64.5	$59.8	8
Savings	95.7	97.7	100.1	92.4	86.9	(2)	10	95.7	86.9	10
Time and Other	46.5	41.9	42.2	43.3	41.5	11	12	46.5	41.5	12

Total End of Period Deposits	206.7	206.9	211.6	204.4	188.2	–	10	206.7	188.2	10
Average Loans Owned:
Home Equity	$91.8	$89.2	$86.3	$84.2	$78.8	3	16	$88.8	$76.4	16
Mortgage Loans (b)	9.9	8.8	8.9	40.8	47.8	13	(79)	9.5	46.5	(80)
Business Banking	14.8	14.5	14.3	14.0	13.0	2	14	14.5	12.9	12
Education	9.8	10.5	11.0	9.9	8.9	(7)	10	10.4	7.7	35
Other Loans (c)	2.4	2.4	3.0	2.7	2.2	–	9	2.6	2.6	–

Total Average Loans (d)	128.7	125.4	123.5	151.6	150.7	3	(15)	125.8	146.1	(14)
Average Deposits:
Checking	$64.9	$67.2	$67.3	$65.5	$60.3	(3)	8	$66.5	$61.9	7
Savings	97.1	98.4	96.7	92.2	88.1	(1)	10	97.4	89.1	9
Time and Other	43.3	41.7	42.5	43.0	39.0	4	11	42.5	35.6	19

Total Average Deposits	205.3	207.3	206.5	200.7	187.4	(1)	10	206.4	186.6	11
Average Assets	140.6	137.7	135.9	162.5	159.1	2	(12)	138.1	160.3	(14)
Average Equity	11.8	11.8	11.8	11.9	10.2	–	16	11.8	10.1	17

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
REGIONAL BANKING (continued)
CREDIT DATA AND QUALITY STATISTICS
30+ Day Delinquency Rate (e) (f)	2.39%	1.88%	1.84%	2.02%	1.57%			2.39%	1.57%
Net Charge-offs
Home Equity	$150	$98	$68	$51	$29	53%	417%	$316	$92	243%
Mortgage	40	26	20	21	14	54	186	86	35	146
Business Banking	33	30	25	38	19	10	74	88	53	66
Other Loans	23	52	13	27	1	(56)	NM	88	21	319

Total Net Charge-offs	246	206	126	137	63	19	290	578	201	188
Net Charge-off Rate
Home Equity	0.65%	0.44%	0.32%	0.24%	0.15%			0.48%	0.16%
Mortgage	1.60	1.19	0.91	0.20	0.12			1.21	0.10
Business Banking	0.88	0.83	0.71	1.08	0.58			0.81	0.55
Other Loans	1.01	2.32	0.55	1.15	0.05			1.28	0.36
Total Net Charge-off Rate (d)	0.78	0.68	0.43	0.37	0.17			0.63	0.19

Nonperforming Assets (g) (h)	$2,248	$1,968	$1,770	$1,725	$1,421	14	58	$2,248	$1,421	58

RETAIL BRANCH BUSINESS METRICS
Investment Sales Volume	$4,346	$5,117	$4,783	$4,101	$3,536	(15)	23	$14,246	$10,781	32

Number of:
Branches	3,096 #	3,089 #	3,071 #	3,079 #	2,677 #	7 #	419 #	3,096 #	2,677 #	419 #
ATMs	8,943	8,649	8,560	8,506	7,825	294	1,118	8,943	7,825	1,118
Personal Bankers (i)	9,503	9,025	7,846	7,573	7,484	478	2,019	9,503	7,484	2,019
Sales Specialists (i)	4,025	3,915	3,712	3,614	3,471	110	554	4,025	3,471	554
Active Online Customers (in thousands) (j)	5,706	5,448	5,295	4,909	4,717	258	989	5,706	4,717	989
Checking Accounts (in thousands)	10,644	10,356	10,158	9,995	9,270	288	1,374	10,644	9,270	1,374

MORTGAGE BANKING
Production Revenue (k)	$176	$463	$400	$215	$197	(62)%	(11)%	$1,039	$618	68%
Net Mortgage Servicing Revenue:
Loan Servicing Revenue	629	615	601	598	579	2	9	1,845	1,702	8
Changes in MSR Asset Fair Value:
Due to Inputs or Assumptions in Model	(810)	952	108	38	(1,075)	NM	25	250	127	97
Other Changes in Fair Value	(377)	(383)	(378)	(372)	(327)	2	(15)	(1,138)	(1,068)	(7)

Total Changes in MSR Asset Fair Value	(1,187)	569	(270)	(334)	(1,402)	NM	15	(888)	(941)	6
Derivative Valuation Adjustments and Other	788	(1,014)	(127)	(69)	824	NM	(4)	(353)	(475)	26

Total Net Mortgage Servicing Revenue	230	170	204	195	1	35	NM	604	286	111

Total Net Revenue	406	633	604	410	198	(36)	105	1,643	904	82
Noninterest Expense (k)	485	516	468	354	334	(6)	45	1,469	987	49
Income (Loss) Before Income Tax Expense	(79)	117	136	56	(136)	NM	42	174	(83)	NM
Net Income (Loss)	(48)	71	84	34	(83)	NM	42	107	(51)	NM

ROE	NM	14%	17%	8%	NM			7%	NM

Business Metrics (in billions)
Third Party Mortgage Loans Serviced (Ending)	$600.0	$572.4	$546.1	$526.7	$510.7	5	17	$600.0	$510.7	17
MSR Net Carrying Value (Ending)	9.1	9.5	7.9	7.5	7.4	(4)	23	9.1	7.4	23
Avg Mortgage Loans at Fair Value & Loans Held-for-Sale (l)	16.4	21.3	23.8	17.9	10.5	(23)	56	20.4	11.1	84
Average Assets	31.4	35.6	38.0	29.8	22.4	(12)	40	35.0	24.5	43
Average Equity	2.0	2.0	2.0	1.7	1.7	–	18	2.0	1.7	18

Mortgage Origination Volume by Channel (in billions)
Retail	$11.1	$13.6	$10.9	$10.5	$10.1	(18)	10	$35.6	$30.0	19
Wholesale	9.8	12.8	9.9	9.0	7.7	(23)	27	32.5	23.8	37
Correspondent	7.2	6.4	4.8	3.5	2.7	13	167	18.4	9.8	88
CNT (Including Negotiated Transactions)	11.1	11.3	10.5	6.8	8.5	(2)	31	32.9	25.8	28

Total (m)	39.2	44.1	36.1	29.8	29.0	(11)	35	119.4	89.4	34

AUTO FINANCE
Noninterest Revenue	$140	$138	$131	$124	$110	1	27	$409	$244	68
Net Interest Income	307	312	279	287	285	(2)	8	898	884	2

Total Net Revenue	447	450	410	411	395	(1)	13	1,307	1,128	16
Provision for Credit Losses	96	92	59	97	61	4	57	247	110	125
Noninterest Expense	224	219	210	207	194	2	15	653	554	18
Income Before Income Tax Expense	127	139	141	107	140	(9)	(9)	407	464	(12)
Net Income	76	85	85	65	85	(11)	(11)	246	281	(12)

ROE	14%	15%	16%	11%	14%			15%	16%
ROA	0.70	0.79	0.80	0.60	0.77			0.76	0.82

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
AUTO FINANCE (continued)

Business Metrics (in billions)
Auto Origination Volume	$5.2	$5.3	$5.2	$5.0	$5.5	(2)%	(5)%	$15.7	$14.3	10%
End-of-Period Loans and Lease Related Assets
Loans Outstanding	$40.3	$40.4	$39.7	$39.3	$38.1	–	6	$40.3	$38.1	6
Lease Financing Receivables	0.6	0.8	1.2	1.7	2.2	(25)	(73)	0.6	2.2	(73)
Operating Lease Assets	1.8	1.8	1.7	1.6	1.5	–	20	1.8	1.5	20

Total End-of-Period Loans and Lease Related Assets	42.7	43.0	42.6	42.6	41.8	(1)	2	42.7	41.8	2
Average Loans and Lease Related Assets
Loans Outstanding (n)	$39.9	$40.1	$39.4	$38.7	$38.9	–	3	$39.8	$40.1	(1)
Lease Financing Receivables	0.7	1.0	1.5	1.9	2.5	(30)	(72)	1.1	3.2	(66)
Operating Lease Assets	1.8	1.7	1.6	1.5	1.4	6	29	1.7	1.2	42

Total Average Loans and Lease Related Assets	42.4	42.8	42.5	42.1	42.8	(1)	(1)	42.6	44.5	(4)
Average Assets	42.9	43.4	43.2	43.1	43.8	(1)	(2)	43.1	45.6	(5)
Average Equity	2.2	2.2	2.2	2.4	2.4	–	(8)	2.2	2.4	(8)

Credit Quality Statistics
30+ Day Delinquency Rate	1.65%	1.43%	1.33%	1.72%	1.61%			1.65%	1.61%
Net Charge-offs
Loans	$98	$62	$58	$76	$63	58	56	$218	$155	41
Lease Receivables	1	1	1	1	2	–	(50)	3	6	(50)

Total Net Charge-offs	99	63	59	77	65	57	52	221	161	37
Net Charge-off Rate
Loans (n)	0.97%	0.62%	0.60%	0.78%	0.66%			0.73%	0.53%
Lease Receivables	0.57	0.40	0.27	0.21	0.32			0.36	0.25
Total Net Charge-off Rate (n)	0.97	0.61	0.59	0.75	0.64			0.72	0.51
Nonperforming Assets	$156	$131	$140	$177	$174	19	(10)	$156	$174	(10)

(a)	Regional Banking uses the overhead ratio excluding the amortization of core deposit intangibles (“CDI”), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this inclusion would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excluded Regional Banking’s core deposit intangible amortization expense related to The Bank of New York transaction and the Bank One merger of $116 million, $115 million, $116 million, $130 million, and $109 million for the quarters ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, and $347 million and $328 million for year-to-date 2007 and 2006, respectively.

(b)	As of January 1, 2007, $19.4 billion of held-for-investment prime mortgage loans were transferred from Retail Financial Services (“RFS”) to Treasury within the Corporate segment for risk management and reporting purposes. The transfer had no impact on the financial results of Regional Banking. Balances reported for current-year quarter ends primarily reflected subprime mortgage loans owned.

(c)	Included commercial loans derived from community development activities and, prior to July 1, 2006, insurance policy loans.

(d)	Average loans included loans held-for-sale of $3.2 billion, $3.9 billion, $4.4 billion, $3.3 billion, and $2.5 billion for the quarters ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively, and $3.8 billion and $2.6 billion for year-to-date 2007 and 2006, respectively. These amounts were excluded when calculating the Net charge-off rate.

(e)	Excluded delinquencies related to loans eligible for repurchase as well as loans repurchased from Governmental National Mortgage Association (“GNMA”) pools that are insured by U.S. government agencies and U.S. government-sponsored enterprises of $979 million, $879 million, $975 million, $960 million, and $880 million at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively. These amounts are excluded as reimbursement is proceeding normally.

(f)	Excluded loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $590 million, $523 million, $519 million, $464 million, and $462 million at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively. These amounts are excluded as reimbursement is proceeding normally.

(g)	Excluded nonperforming assets related to (1) loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies and U.S. government-sponsored enterprises of $1.3 billion, $1.2 billion, $1.3 billion, $1.2 billion, and $1.1 billion at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively, and (2) education loans that are 90 days past due and still accruing, which were insured by U.S. government agencies under the Federal Family Education Loan Program of $241 million, $200 million, $178 million, $219 million, and $189 million at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(h)	Nonperforming assets included loans held-for-sale and loans accounted for at fair value under SFAS 159 related to mortgage banking activities of $17 million, $217 million, $79 million, $11 million, and $3 million at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively.

(i)	Employees acquired as part of The Bank of New York transaction are included beginning June 30, 2007. This transaction was completed on October 1, 2006.

(j)	During the quarter ended June 30, 2007, RFS changed the methodology for determining active online customers to include all individual RFS customers with one or more online accounts that have been active within 90 days of period end, including customers who also have online accounts with Card Services. Prior periods have been restated to conform to this new methodology.

(k)	The Firm adopted SFAS 159 in the first quarter of 2007. As a result, certain loan origination costs have been classified as expense (previously netted against revenue) for the 2007 quarters and year-to-date period.

(l)	Included $14.1 billion, $13.5 billion and $6.5 billion of prime mortgage loans at fair value for the quarters ended September 30, 2007, June 30, 2007, and March 31, 2007, respectively, and $11.4 billion for year-to-date 2007. These loans are classified as trading assets on the consolidated balance sheets for 2007.

(m)	During the second quarter of 2007, RFS changed its definition of mortgage originations to include all newly originated mortgage loans sourced through RFS channels, and to exclude all mortgage loan originations sourced through IB channels. Prior periods have been restated to conform to this new definition.

(n)	Average loans included Loans held-for-sale of $943 million for the quarter ended September 30, 2006. Average Loans held-for-sale for the quarters ended September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, and year-to-date 2007 were insignificant. The year-to-date average Loans held-for-sale were $709 million for 2006. These amounts are excluded when calculating the Net charge-off rate.

JPMORGAN CHASE & CO.
CARD SERVICES – MANAGED BASIS
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												YEAR-TO-DATE
											3Q07 Change						2007 Change
	3Q07		2Q07		1Q07		4Q06		3Q06		2Q07	3Q06	2007		2006		2006
INCOME STATEMENT
REVENUE
Credit Card Income	$692		$682		$599		$697		$636		1%	9%	$1,973		$1,890		4%
All Other Income	67		80		92		111		126		(16)	(47)	239		246		(3)

Noninterest Revenue	759		762		691		808		762		–	–	2,212		2,136		4
Net Interest Income	3,108		2,955		2,989		2,942		2,884		5	8	9,052		8,859		2

TOTAL NET REVENUE	3,867		3,717		3,680		3,750		3,646		4	6	11,264		10,995		2

Provision for Credit Losses	1,363		1,331		1,229		1,281		1,270		2	7	3,923		3,317		18

NONINTEREST EXPENSE
Compensation Expense	256		251		254		242		251		2	2	761		761		–
Noncompensation Expense	827		753		803		915		823		10	–	2,383		2,429		(2)
Amortization of Intangibles	179		184		184		184		179		(3)	–	547		555		(1)

TOTAL NONINTEREST EXPENSE	1,262		1,188		1,241		1,341		1,253		6	1	3,691		3,745		(1)

Income Before Income Tax Expense	1,242		1,198		1,210		1,128		1,123		4	11	3,650		3,933		(7)
Income Tax Expense	456		439		445		409		412		4	11	1,340		1,446		(7)

NET INCOME	$786		$759		$765		$719		$711		4	11	$2,310		$2,487		(7)

Memo: Net Securitization Gains (Amortization)	$–		$16		$23		$32		$48		NM	NM	$39		$50		(22)

FINANCIAL METRICS
ROE	22%		22%		22%		20%		20%				22%		24%
Overhead Ratio	33		32		34		36		34				33		34
% of Average Managed Outstandings:
Net Interest Income	8.29		8.04		8.11		7.92		8.07				8.15		8.52
Provision for Credit Losses	3.64		3.62		3.34		3.45		3.56				3.53		3.19
Noninterest Revenue	2.03		2.07		1.88		2.17		2.13				1.99		2.05
Risk Adjusted Margin (a)	6.68		6.49		6.65		6.65		6.65				6.61		7.39
Noninterest Expense	3.37		3.23		3.37		3.61		3.51				3.32		3.60
Pretax Income (ROO)	3.31		3.26		3.28		3.04		3.14				3.29		3.78
Net Income	2.10		2.06		2.08		1.94		1.99				2.08		2.39

BUSINESS METRICS
Charge Volume (in billions)	$89.8		$88.0		$81.3		$93.4		$87.5		2	3	$259.1		$246.2		5
Net Accounts Opened (in thousands) (b)	3,957	#	3,706	#	3,439	#	14,392	#	4,186	#	7	(5)	11,102	#	31,477	#	(65)
Credit Cards Issued (in thousands)	153,637		150,883		152,097		154,424		139,513		2	10	153,637		139,513		10
Number of Registered Internet Customers (in millions)	26.4		24.6		24.3		22.5		20.4		7	29	26.4		20.4		29

Merchant Acquiring Business (c)
Bank Card Volume (in billions)	$181.4		$179.7		$163.6		$177.9		$168.7		1	8	$524.7		$482.7		9
Total Transactions (in millions)	4,990	#	4,811	#	4,465	#	4,968	#	4,597	#	4	9	14,266	#	13,203	#	8

(a)	Represents Total Net Revenue less Provision for Credit Losses.

(b)	Fourth quarter of 2006 included approximately 9 million accounts from the acquisition of the BP and Pier 1 Imports, Inc. private label portfolios. In addition, year-to-date 2006 included approximately 21 million accounts from the acquisition of the Kohl’s private label portfolio in the second quarter of 2006.

(c)	Represents 100% of the merchant acquiring business.

JPMORGAN CHASE & CO.
CARD SERVICES – MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheets	$79,409	$80,495	$78,173	$85,881	$78,587	(1)%	1%	$79,409	$78,587	1%
Securitized Loans	69,643	67,506	68,403	66,950	65,245	3	7	69,643	65,245	7

Managed Loans	$149,052	$148,001	$146,576	$152,831	$143,832	1	4	$149,052	$143,832	4

SELECTED AVERAGE BALANCES
Managed Assets	$154,956	$154,406	$156,271	$153,973	$148,272	–	5	$155,206	$146,192	6
Loans:
Loans on Balance Sheets	$79,993	$79,000	$81,932	$81,489	$76,655	1	4	$80,301	$71,129	13
Securitized Loans	68,673	68,428	67,485	65,898	65,061	–	6	68,200	67,862	–

Managed Loans	$148,666	$147,428	$149,417	$147,387	$141,716	1	5	$148,501	$138,991	7

Equity	$14,100	$14,100	$14,100	$14,100	$14,100	–	–	$14,100	$14,100	–

Headcount	18,887 #	18,913 #	18,749 #	18,639 #	18,696 #	–	1	18,887 #	18,696 #	1

MANAGED CREDIT QUALITY STATISTICS
Net Charge-offs	$1,363	$1,331	$1,314	$1,281	$1,280	2	6	$4,008	$3,417	17
Net Charge-off Rate	3.64%	3.62%	3.57%	3.45%	3.58%			3.61%	3.29%

Managed delinquency ratios
30+ days	3.25%	3.00%	3.07%	3.13%	3.17%			3.25%	3.17%
90+ days	1.50	1.42	1.52	1.50	1.48			1.50	1.48

Allowance for Loan Losses	$3,107	$3,096	$3,092	$3,176	$3,176	–	(2)	$3,107	$3,176	(2)
Allowance for Loan Losses to Period-end Loans	3.91%	3.85%	3.96%	3.70%	4.04%			3.91%	4.04%

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Basis for the Period	$1,528	$1,470	$1,345	$1,423	$1,357	4%	13%	$4,343	$4,673	(7)%
Securitization Adjustments	(836)	(788)	(746)	(726)	(721)	(6)	(16)	(2,370)	(2,783)	15

Managed Credit Card Income	$692	$682	$599	$697	$636	1	9	$1,973	$1,890	4

Net Interest Income
Reported Basis for the Period	$1,694	$1,577	$1,650	$1,623	$1,556	7	9	$4,921	$4,459	10
Securitization Adjustments	1,414	1,378	1,339	1,319	1,328	3	6	4,131	4,400	(6)

Managed Net Interest Income	$3,108	$2,955	$2,989	$2,942	$2,884	5	8	$9,052	$8,859	2

Total Net Revenue
Reported Basis for the Period	$3,289	$3,127	$3,087	$3,157	$3,039	5	8	$9,503	$9,378	1
Securitization Adjustments	578	590	593	593	607	(2)	(5)	1,761	1,617	9

Managed Total Net Revenue	$3,867	$3,717	$3,680	$3,750	$3,646	4	6	$11,264	$10,995	2

Provision for Credit Losses
Reported Basis for the Period	$785	$741	$636	$688	$663	6	18	$2,162	$1,700	27
Securitization Adjustments	578	590	593	593	607	(2)	(5)	1,761	1,617	9

Managed Provision for Credit Losses	$1,363	$1,331	$1,229	$1,281	$1,270	2	7	$3,923	$3,317	18

BALANCE SHEETS — AVERAGE BALANCES (a)
Total Average Assets
Reported Basis for the Period	$88,856	$88,486	$91,157	$90,283	$85,301	—	4	$89,491	$80,395	11
Securitization Adjustments	66,100	65,920	65,114	63,690	62,971	—	5	65,715	65,797	—

Managed Average Assets	$154,956	$154,406	$156,271	$153,973	$148,272	—	5	$155,206	$146,192	6

CREDIT QUALITY STATISTICS (a)
Net Charge-offs
Reported Net Charge-offs Data for the Period	$785	$741	$721	$688	$673	6	17	$2,247	$1,800	25
Securitization Adjustments	578	590	593	593	607	(2)	(5)	1,761	1,617	9

Managed Net Charge-offs	$1,363	$1,331	$1,314	$1,281	$1,280	2	6	$4,008	$3,417	17

(a)	JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold; as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on Total Net Revenue, the Provision for Credit Losses, Net Charge-offs and Loan Receivables. Securitization does not change reported Net income versus managed earnings; however, it does affect the classification of items on the Consolidated Statements of Income and Consolidated Balance Sheets.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$159	$158	$158	$155	$145	1%	10%	$475	$434	9%
Asset Management, Administration and Commissions	24	21	23	20	16	14	50	68	47	45
All Other Income (a)	107	133	154	135	95	(20)	13	394	282	40

Noninterest Revenue	290	312	335	310	256	(7)	13	937	763	23
Net Interest Income	719	695	668	708	677	3	6	2,082	2,019	3

TOTAL NET REVENUE	1,009	1,007	1,003	1,018	933	—	8	3,019	2,782	9

Provision for Credit Losses	112	45	17	111	54	149	107	174	49	255

NONINTEREST EXPENSE
Compensation Expense	160	182	180	174	190	(12)	(16)	522	566	(8)
Noncompensation Expense	300	300	290	296	296	—	1	890	883	1
Amortization of Intangibles	13	14	15	15	14	(7)	(7)	42	45	(7)

TOTAL NONINTEREST EXPENSE	473	496	485	485	500	(5)	(5)	1,454	1,494	(3)

Income Before Income Tax Expense	424	466	501	422	379	(9)	12	1,391	1,239	12
Income Tax Expense	166	182	197	166	148	(9)	12	545	485	12

NET INCOME	$258	$284	$304	$256	$231	(9)	12	$846	$754	12

MEMO:
Revenue by Product:
Lending	$343	$348	$348	$359	$335	(1)	2	$1,039	$985	5
Treasury Services	594	569	556	576	551	4	8	1,719	1,667	3
Investment Banking	64	82	76	87	60	(22)	7	222	166	34
Other	8	8	23	(4)	(13)	—	NM	39	(36)	NM

Total Commercial Banking Revenue	$1,009	$1,007	$1,003	$1,018	$933	—	8	$3,019	$2,782	9

IB Revenues, Gross (b)	$194	$236	$231	$246	$170	(18)	14	$661	$470	41

Revenue by Business:
Middle Market Banking	$680	$653	$661	$661	$617	4	10	$1,994	$1,874	6
Mid-Corporate Banking	167	197	212	198	160	(15)	4	576	458	26
Real Estate Banking	108	109	102	120	119	(1)	(9)	319	338	(6)
Other	54	48	28	39	37	13	46	130	112	16

Total Commercial Banking Revenue	$1,009	$1,007	$1,003	$1,018	$933	—	8	$3,019	$2,782	9

FINANCIAL RATIOS
ROE	15%	18%	20%	16%	17%			18%	18%
Overhead Ratio	47	49	48	48	54			48	54

(a)	IB-related and commercial card revenues are included in All Other Income.

(b)	Represents the total revenue related to investment banking products sold to Commercial Banking (“CB”) clients.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS										YEAR-TO-DATE
									3Q07 Change						2007 Change
	3Q07		2Q07	1Q07	4Q06		3Q06		2Q07	3Q06	2007		2006		2006
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$86,652		$84,687	$82,545	$62,227		$57,378		2%	51%	$84,643		$56,246		50%
Loans and Leases (a)	61,272		59,812	57,660	57,657		53,404		2	15	59,595		52,227		14
Liability Balances (b)	88,081		84,187	81,752	79,050		72,009		5	22	84,697		71,781		18
Equity	6,700		6,300	6,300	6,300		5,500		6	22	6,435		5,500		17

MEMO:
Loans by Business:
Middle Market Banking	$37,617		$37,099	$36,317	$35,618		$32,890		1	14	$37,016		$32,418		14
Mid-Corporate Banking	12,076		11,692	10,669	9,898		8,756		3	38	11,484		8,205		40
Real Estate Banking	7,144		6,894	7,074	7,745		7,564		4	(6)	7,038		7,505		(6)
Other	4,435		4,127	3,600	4,396		4,194		7	6	4,057		4,099		(1)

Total Commercial Banking Loans	$61,272		$59,812	$57,660	$57,657		$53,404		2	15	$59,595		$52,227		14

Headcount	4,158	#	4,295 #	4,281 #	4,459	#	4,447	#	(3)	(6)	4,158	#	4,447	#	(6)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$20		$(8)	$(1)	$16		$21		NM	(5)	$11		$11		—
Nonperforming Loans	134		135	141	121		157		(1)	(15)	134		157		(15)
Allowance for Credit Losses:
Allowance for Loan Losses	1,623		1,551	1,531	1,519		1,431		5	13	1,623		1,431		13
Allowance for Lending-Related Commitments	236		222	187	187		156		6	51	236		156		51

Total Allowance for Credit Losses	1,859		1,773	1,718	1,706		1,587		5	17	1,859		1,587		17

Net Charge-off (Recovery) Rate (a)	0.13%		(0.05)%	(0.01)%	0.11%		0.16%				0.02%		0.03%
Allowance for Loan Losses to Average Loans (a)	2.67		2.63	2.68	2.67		2.70				2.75		2.76
Allowance for Loan Losses to Nonperforming Loans	1,211		1,149	1,086	1,255		911				1,211		911
Nonperforming Loans to Average Loans	0.22		0.23	0.24	0.21		0.29				0.22		0.30

(a)	Average loans included Loans held-for-sale of $433 million, $741 million, $475 million, $804 million, and $359 million for the quarters ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively, and $550 million and $321 million for year-to-date September 30, 2007 and 2006, respectively. These amounts are excluded when calculating the Net charge-off (recovery) rate and the allowance coverage ratio.

(b)	Liability balances include deposits and deposits swept to on-balance sheet liabilities.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$244	$219	$213	$186	$183	11%	33%	$676	$549	23%
Asset Management, Administration and Commissions	730	828	686	717	642	(12)	14	2,244	1,975	14
All Other Income	171	184	125	133	155	(7)	10	480	479	—

Noninterest Revenue	1,145	1,231	1,024	1,036	980	(7)	17	3,400	3,003	13
Net Interest Income	603	510	502	501	519	18	16	1,615	1,569	3

TOTAL NET REVENUE	1,748	1,741	1,526	1,537	1,499	—	17	5,015	4,572	10

Provision for Credit Losses	9	—	6	(2)	1	NM	NM	15	1	NM
Credit Reimbursement to IB (a)	(31)	(30)	(30)	(31)	(30)	(3)	(3)	(91)	(90)	(1)

NONINTEREST EXPENSE
Compensation Expense	579	609	558	555	557	(5)	4	1,746	1,643	6
Noncompensation Expense	538	523	502	533	489	3	10	1,563	1,462	7
Amortization of Intangibles	17	17	15	16	18	—	(6)	49	57	(14)

TOTAL NONINTEREST EXPENSE	1,134	1,149	1,075	1,104	1,064	(1)	7	3,358	3,162	6

Income before Income Tax Expense	574	562	415	404	404	2	42	1,551	1,319	18
Income Tax Expense	214	210	152	148	148	2	45	576	485	19

NET INCOME	$360	$352	$263	$256	$256	2	41	$975	$834	17

REVENUE BY BUSINESS
Treasury Services	$780	$720	$689	700	$697	8	12	$2,189	$2,092	5
Worldwide Securities Services	968	1,021	837	837	802	(5)	21	2,826	2,480	14

TOTAL NET REVENUE	$1,748	$1,741	$1,526	$1,537	$1,499	—	17	$5,015	$4,572	10

FINANCIAL RATIOS
ROE	48%	47%	36%	46%	46%			43%	48%
Overhead Ratio	65	66	70	72	71			67	69
Pretax Margin Ratio (b)	33	32	27	26	27			31	29

FIRMWIDE BUSINESS METRICS
Assets under Custody (in billions)	$15,614	$15,203	$14,661	$13,903	$12,873	3	21	$15,614	$12,873	21
Number of:
US$ ACH transactions originated (in millions)	943 #	972 #	971 #	931 #	886 #	(3)	6	2,886 #	2,572 #	12
Total US$ Clearing Volume (in thousands)	28,031	27,779	26,840	26,906	26,252	1	7	82,650	77,940	6
International Electronic Funds Transfer Volume (in thousands) (c)	41,415	42,068	42,399	41,007	35,322	(2)	17	125,882	104,318	21
Wholesale Check Volume (in millions)	731	767	771	793	860	(5)	(15)	2,269	2,616	(13)
Wholesale Cards Issued (in thousands) (d)	18,108	17,535	17,146	17,228	16,662	3	9	18,108	16,662	9

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS												YEAR-TO-DATE
											3Q07 Change						2007 Change
	3Q07		2Q07		1Q07		4Q06		3Q06		2Q07	3Q06	2007		2006		2006
SELECTED BALANCE SHEETS (Average)
Total Assets	$55,688		$50,687		$46,005		$35,422		$30,558		10%	82%	$50,829		$30,526		67%
Loans	20,602		20,195		18,948		19,030		15,231		2	35	19,921		14,396		38
Liability Balances (e)	236,381		217,514		210,639		193,129		192,518		9	23	221,606		188,330		18
Equity	3,000		3,000		3,000		2,200		2,200		—	36	3,000		2,314		30

Headcount	25,209	#	25,206	#	24,875	#	25,423	#	24,575	#	—	3	25,209	#	24,575	#	3

TSS FIRMWIDE METRICS
Treasury Services Firmwide Revenue (f)	$1,442		$1,354		$1,305		$1,333		$1,300		6	11	$4,101		$3,909		5
Treasury & Securities Services Firmwide Revenue (f)	2,410		2,375		2,142		2,170		2,102		1	15	6,927		6,389		8

Treasury Services Firmwide Overhead Ratio (g)	54%		59%		59%		56%		57%				57%		56%
Treasury & Securities Services Firmwide Overhead Ratio (g)	59		60		63		63		63				60		61

Treasury Services Firmwide Liability Balances (Average) (h)	$201,671		$189,214		$186,631		$168,321		$162,326		7	24	$192,560		$159,897		20
Treasury & Securities Services Firmwide Liability Balances (Average) (h)	324,462		301,701		292,391		272,178		264,527		8	23	306,302		259,477		18
FOOTNOTES

(a)	TSS was charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(b)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	International electronic funds transfer includes non-US$ ACH and clearing volume.

(d)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

(e)	Liability balances include deposits and deposits swept to on-balance sheet liabilities.
TSS FIRMWIDE METRICS
TSS firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

(f)	Firmwide revenue includes TS revenue recorded in the CB, Regional Banking and Asset Management (“AM”) lines of business (see below) and excludes FX revenues recorded in the IB for TSS-related FX activity.

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
TS Revenue Reported in CB	$592	$569	$556	$576	$551	4%	7%	$1,717	$1,667	3%
TS Revenue Reported in Other Lines of Business	70	65	60	57	52	8	35	195	150	30

TSS firmwide FX revenue, which included FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $144 million for the quarter ended September 30, 2007, and $395 million for year-to-date September 30, 2007.

(g)	Overhead ratios have been calculated based upon firmwide revenues and TSS and TS expenses, respectively, including those allocated to certain other lines of business. FX revenues and expenses recorded in the IB for TSS-related FX activity are not included in this ratio.

(h)	Firmwide liability balances include TS’ liability balances recorded in certain other lines of business. Liability balances associated with TS customers who are also customers of the CB line of business are not included in TS liability balances.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS
(in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$1,760	$1,671	$1,489	$1,509	$1,285	5%	37%	$4,920	$3,786	30%
All Other Income	152	173	170	192	120	(12)	27	495	329	50

Noninterest Revenue	1,912	1,844	1,659	1,701	1,405	4	36	5,415	4,115	32
Net Interest Income	293	293	245	246	231	—	27	831	725	15

TOTAL NET REVENUE	2,205	2,137	1,904	1,947	1,636	3	35	6,246	4,840	29

Provision for Credit Losses	3	(11)	(9)	14	(28)	NM	NM	(17)	(42)	60

NONINTEREST EXPENSE
Compensation Expense	848	879	764	750	676	(4)	25	2,491	2,027	23
Noncompensation Expense	498	456	451	512	417	9	19	1,405	1,201	17
Amortization of Intangibles	20	20	20	22	22	—	(9)	60	66	(9)

TOTAL NONINTEREST EXPENSE	1,366	1,355	1,235	1,284	1,115	1	23	3,956	3,294	20

Income Before Income Tax Expense	836	793	678	649	549	5	52	2,307	1,588	45
Income Tax Expense	315	300	253	242	203	5	55	868	586	48

NET INCOME	$521	$493	$425	$407	$346	6	51	$1,439	$1,002	44

REVENUE BY CLIENT SEGMENT
Private Bank	$686	$646	$560	$528	$469	6	46	$1,892	$1,379	37
Retail	639	602	527	541	456	6	40	1,768	1,344	32
Institutional	603	617	551	624	464	(2)	30	1,771	1,348	31
Private Client Services	277	272	266	254	247	2	12	815	769	6

Total Net Revenue	$2,205	$2,137	$1,904	$1,947	$1,636	3	35	$6,246	$4,840	29

FINANCIAL RATIOS
ROE	52%	53%	46%	46%	39%			50%	38%
Overhead Ratio	62	63	65	66	68			63	68
Pretax Margin Ratio (a)	38	37	36	33	34			37	33

BUSINESS METRICS
Number of:
Client Advisors	1,680 #	1,582 #	1,533 #	1,506 #	1,489 #	6	13	1,680 #	1,489 #	13
Retirement Planning Services Participants	1,495,000	1,477,000	1,423,000	1,362,000	1,372,000	1	9	1,495,000	1,372,000	9

% of Customer Assets in 4 & 5 Star Funds (b)	55%	65%	61%	58%	58%	(15)	(5)	55%	58%	(5)

% of AUM in 1st and 2nd Quartiles: (c)
1 Year	47%	65%	76%	83%	79%	(28)	(41)	47%	79%	(41)
3 Years	73%	77%	76%	77%	75%	(5)	(3)	73%	75%	(3)
5 Years	76%	76%	81%	79%	80%	—	(5)	76%	80%	(5)

SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$53,879	$51,710	$45,816	$46,716	$43,524	4	24	$50,498	$42,597	19
Loans (d)	30,928	28,695	25,640	28,917	26,770	8	16	28,440	25,695	11
Deposits	59,907	55,981	54,816	51,341	51,395	7	17	56,920	50,360	13
Equity	4,000	3,750	3,750	3,500	3,500	7	14	3,834	3,500	10

Headcount	14,510 #	14,108 #	13,568 #	13,298 #	12,761 #	3	14	14,510 #	12,761 #	14

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(5)	$(5)	$—	$2	$(24)	—	79	$(10)	$(21)	52
Nonperforming Loans	28	21	34	39	57	33	(51)	28	57	(51)
Allowance for Loan Losses	115	105	114	121	112	10	3	115	112	3
Allowance for Lending Related Commitments	6	7	5	6	4	(14)	50	6	4	50

Net Charge-off (Recovery) Rate	(0.06)%	(0.07)%	—%	0.03%	(0.36)%			(0.05)%	(0.11)%
Allowance for Loan Losses to Average Loans	0.37	0.37	0.44	0.42	0.42			0.40	0.44
Allowance for Loan Losses to Nonperforming Loans	411	500	335	310	196			411	196
Nonperforming Loans to Average Loans	0.09	0.07	0.13	0.13	0.21			0.10	0.22

(a)	Pretax margin represents income before income tax expense divided by Total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.
(b)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.
(c)	Quartile rankings sourced from Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.
(d)	Held-for-investment prime mortgage loans that transferred from AM to Treasury within the Corporate segment during the third and first quarters of 2007 totaled $1.2 billion and $5.3 billion, respectively. There were no transfers during the second quarter of 2007 or the full year 2006. The transfer had no material impact on the financial results of AM.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Sep 30, 2007
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	June 30	Sep 30
	2007	2007	2007	2006	2006	2007	2006
Assets by Asset Class
Liquidity	$368	$333	$318	$311	$281	11%	31%
Fixed Income	195	190	180	175	171	3	14
Equities & Balanced	481	467	446	427	392	3	23
Alternatives	119	119	109	100	91	—	31

TOTAL ASSETS UNDER MANAGEMENT	1,163	1,109	1,053	1,013	935	5	24
Custody / Brokerage / Administration / Deposits	376	363	342	334	330	4	14

TOTAL ASSETS UNDER SUPERVISION	$1,539	$1,472	$1,395	$1,347	$1,265	5	22

Assets by Client Segment
Institutional	$603	$565	$550	$538	$503	7	20
Private Bank	196	185	170	159	150	6	31
Retail	304	300	274	259	228	1	33
Private Client Services	60	59	59	57	54	2	11

TOTAL ASSETS UNDER MANAGEMENT	$1,163	$1,109	$1,053	$1,013	$935	5	24

Institutional	$604	$566	$551	$539	$505	7	20
Private Bank	423	402	374	357	347	5	22
Retail	399	393	361	343	309	2	29
Private Client Services	113	111	109	108	104	2	9

TOTAL ASSETS UNDER SUPERVISION	$1,539	$1,472	$1,395	$1,347	$1,265	5	22

Assets by Geographic Region
U.S. / Canada	$745	$700	$664	$630	$596	6	25
International	418	409	389	383	339	2	23

TOTAL ASSETS UNDER MANAGEMENT	$1,163	$1,109	$1,053	$1,013	$935	5	24

U.S. / Canada	$1,022	$971	$929	$889	$855	5	20
International	517	501	466	458	410	3	26

TOTAL ASSETS UNDER SUPERVISION	$1,539	$1,472	$1,395	$1,347	$1,265	5	22

Mutual Funds Assets by Asset Class
Liquidity	$308	$268	$257	$255	$221	15	39
Fixed Income	46	49	48	46	45	(6)	2
Equity	235	235	219	206	184	—	28

TOTAL MUTUAL FUND ASSETS	$589	$552	$524	$507	$450	7	31

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS					YEAR-TO-DATE
	3Q07	2Q07	1Q07	4Q06	3Q06	2007	2006
ASSETS UNDER SUPERVISION (continued)
Assets Under Management Rollforward
Beginning Balance	$1,109	$1,053	$1,013	$935	$898	$1,013	$847
Flows:
Liquidity	33	12	7	24	15	52	20
Fixed Income	(2)	6	2	1	4	6	10
Equities, Balanced & Alternatives	2	12	10	5	3	24	29
Market / Performance / Other Impacts	21	26	21	48	15	68	29

TOTAL ASSETS UNDER MANAGEMENT	$1,163	$1,109	$1,053	$1,013	$935	$1,163	$935

Assets Under Supervision Rollforward
Beginning Balance	$1,472	$1,395	$1,347	$1,265	$1,213	$1,347	$1,149
Net Asset Flows	41	38	27	31	26	106	71
Market / Performance / Other Impacts	26	39	21	51	26	86	45

TOTAL ASSETS UNDER SUPERVISION	$1,539	$1,472	$1,395	$1,347	$1,265	$1,539	$1,265

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Principal Transactions (a) (b)	$1,082	$1,372	$1,325	$236	$195	(21)%	455%	$3,779	$945	300%
Securities Gains (Losses) (c)	128	(227)	(8)	18	24	NM	433	(107)	(626)	83
All Other Income	70	90	68	27	125	(22)	(44)	228	458	(50)

Noninterest Revenue	1,280	1,235	1,385	281	344	4	272	3,900	777	402
Net Interest Income (Expense)	(279)	(173)	(117)	(87)	(55)	(61)	(407)	(569)	(957)	41

TOTAL NET REVENUE	1,001	1,062	1,268	194	289	(6)	246	3,331	(180)	NM

Provision for Credit Losses	(31)	3	3	(2)	1	NM	NM	(25)	1	NM

NONINTEREST EXPENSE
Compensation Expense (b)	569	695	776	434	737	(18)	(23)	2,040	2,192	(7)
Noncompensation Expense (d)	674	818	556	678	731	(18)	(8)	2,048	1,679	22
Merger Costs	61	64	62	100	48	(5)	27	187	205	(9)

Subtotal	1,304	1,577	1,394	1,212	1,516	(17)	(14)	4,275	4,076	5
Net Expenses Allocated to Other Businesses	(1,059)	(1,075)	(1,040)	(1,037)	(1,035)	1	(2)	(3,174)	(3,104)	(2)

TOTAL NONINTEREST EXPENSE	245	502	354	175	481	(51)	(49)	1,101	972	13

Income (Loss) from Continuing Operations before Income Tax Expense	787	557	911	21	(193)	41	NM	2,255	(1,153)	NM
Income Tax Expense (Benefit) (e)	274	175	280	(520)	(159)	57	NM	729	(659)	NM

Income (Loss) from Continuing Operations	513	382	631	541	(34)	34	NM	1,526	(494)	NM
Income from Discontinued Operations (after-tax)(f)	—	—	—	620	65	—	NM	—	175	NM

NET INCOME (LOSS)	$513	$382	$631	$1,161	$31	34	NM	$1,526	$(319)	NM

MEMO:
TOTAL NET REVENUE
Private Equity (a)(b)	$733	$1,293	$1,253	$250	$188	(43)	290	$3,279	$892	268
Treasury and Other Corporate (c)	268	(231)	15	(56)	101	NM	165	52	(1,072)	NM

TOTAL NET REVENUE	$1,001	$1,062	$1,268	$194	$289	(6)	246	$3,331	$(180)	NM

NET INCOME (LOSS)
Private Equity (a)	$409	$702	$698	$136	$95	(42)	331	$1,809	$491	268
Treasury and Other Corporate (c) (d) (e)	142	(280)	(29)	467	(99)	NM	NM	(167)	(858)	81
Merger Costs	(38)	(40)	(38)	(62)	(30)	5	(27)	(116)	(127)	9

Income (Loss) from Continuing Operations	513	382	631	541	(34)	34	NM	1,526	(494)	NM
Income from Discontinued Operations (after-tax)	—	—	—	620	65	—	NM	—	175	NM

TOTAL NET INCOME (LOSS)	$513	$382	$631	$1,161	$31	34	NM	$1,526	$(319)	NM

Headcount	22,864 #	23,532 #	23,702 #	23,242 #	25,748 #	(3)	(11)	22,864 #	25,748 #	(11)

(a)	The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see the Firm’s June 30, 2007, Form 10-Q.
(b)	Quarters ending in 2007 included the reclassification of certain private equity carried interest from net revenue to compensation expense.
(c)	Included a gain of $115 million in the third quarter of 2007 related to the sale of MasterCard shares.
(d)	Included insurance recoveries related to settlement of the Enron and WorldCom class action litigations and for certain other material proceedings of $137 million and $17 million for the quarters ended December 31, 2006, and September 30, 2006, respectively. Year-to-date insurance recoveries were $375 million for 2006.
(e)	Included a tax benefit of $359 million related to audit resolutions in the fourth quarter of 2006.
(f)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses were reported as discontinued operations for 2006. Included $622 million gain on sale in the fourth quarter of 2006.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
SUPPLEMENTAL
TREASURY
Securities Gains (Losses) (a)	$126	$(227)	$(8)	$7	$24	NM %	425%	$(109)	$(626)	83%
Investment Securities Portfolio (Average)	85,470	87,760	86,436	80,616	68,619	(3)	25	86,552	57,545	50
Investment Securities Portfolio (Ending)	86,495	86,821	88,681	82,091	77,116	—	12	86,495	77,116	12
Mortgage Loans (Average) (b)	29,854	26,830	25,244	—	—	11	NM	27,326	—	NM
Mortgage Loans (Ending) (b)	32,804	27,299	26,499	—	—	20	NM	32,804	—	NM

PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$504	$985	$723	$254	$194	(49)	160	$2,212	$969	128
Write-ups / (Write-downs) (c)	222	209	648	12	(21)	6	NM	1,079	(85)	NM
Mark-to-Market Gains (Losses)	5	81	(127)	(6)	25	(94)	(80)	(41)	78	NM

Total Direct Investments	731	1,275	1,244	260	198	(43)	269	3,250	962	238
Third-Party Fund Investments	35	53	34	27	28	(34)	25	122	50	144

Total Private Equity Gains (d)	$766	$1,328	$1,278	$287	$226	(42)	239	$3,372	$1,012	233

Private Equity Portfolio Information
Direct Investments
Publicly-Held Securities
Carrying Value	$409	$465	$389	$587	$696	(12)	(41)
Cost	291	367	366	451	539	(21)	(46)
Quoted Public Value	560	600	493	831	1,022	(7)	(45)
Privately-Held Direct Securities
Carrying Value	5,336	5,247	5,294	4,692	4,241	2	26
Cost	5,003	5,228	5,574	5,795	5,482	(4)	(9)
Third-Party Fund Investments
Carrying Value	839	812	744	802	682	3	23
Cost	1,078	1,067	1,026	1,080	1,000	1	8

Total Private Equity Portfolio — Carrying Value	$6,584	$6,524	$6,427	$6,081	$5,619	1	17

Total Private Equity Portfolio — Cost	$6,372	$6,662	$6,966	$7,326	$7,021	(4)	(9)

(a)	Included a gain of $115 million in the third quarter of 2007 related to the sale of MasterCard shares. Losses reflected repositioning of the Treasury investment securities portfolio.
(b)	Held-for-investment prime mortgage loans were transferred from RFS and AM to the Corporate segment for risk management and reporting purposes. The transfer has no material impact on the financial results of Corporate.
(c)	The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see the Firm’s June 30, 2007, Form 10-Q. Quarters ending in 2007 included the reclassification of certain private equity carried interest from net revenue to compensation expense.
(d)	Included in Principal Transactions revenue.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION
(in millions)

						Sep 30, 2007
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	June 30	Sep 30
	2007	2007	2007	2006	2006	2007	2006
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$126,336	$111,082	$108,627	$118,686	$123,791	14%	2%
Loans — Non-U.S.	71,392	70,886	59,567	65,056	55,612	1	28

TOTAL WHOLESALE LOANS — REPORTED (b)	197,728	181,968	168,194	183,742	179,403	9	10

CONSUMER (c)
Home Equity	93,026	90,989	87,741	85,730	80,399	2	16
Mortgage (includes RFS and Corporate)	47,730	43,114	46,574	59,668	60,075	11	(21)
Auto Loans and Leases	40,871	41,231	40,937	41,009	40,310	(1)	1
Credit Card — Reported	79,409	80,495	78,173	85,881	78,587	(1)	1
Other Loans	27,556	27,240	28,146	27,097	24,770	1	11

TOTAL CONSUMER LOANS — REPORTED (d)	288,592	283,069	281,571	299,385	284,141	2	2

TOTAL LOANS — REPORTED	486,320	465,037	449,765	483,127	463,544	5	5
Credit Card — Securitizations	69,643	67,506	68,403	66,950	65,245	3	7

TOTAL LOANS — MANAGED	555,963	532,543	518,168	550,077	528,789	4	5
Derivative Receivables	64,592	59,038	49,647	55,601	58,265	9	11

TOTAL CREDIT-RELATED ASSETS	620,555	591,581	567,815	605,678	587,054	5	6
Wholesale Lending-Related Commitments	468,145	435,718	412,382	391,424	374,417	7	25

TOTAL	$1,088,700	$1,027,299	$980,197	$997,102	$961,471	6	13

Memo: Total by Category
Total Wholesale Exposure (e)	$730,465	$676,724	$630,223	$630,767	$612,085	8	19
Total Consumer Managed Loans (f)	358,235	350,575	349,974	366,335	349,386	2	3

Total	$1,088,700	$1,027,299	$980,197	$997,102	$961,471	6	13

Risk Profile of Wholesale Credit Exposure:

Investment-Grade (g)	$548,663	$532,134	$487,309	$490,185	$481,249	3	14

Noninvestment-Grade: (g)
Noncriticized	155,172	127,818	121,981	113,049	106,831	21	45
Criticized Performing	5,605	4,964	5,090	4,599	4,169	13	34
Criticized Nonperforming	414	252	263	427	674	64	(39)

Total Noninvestment-Grade	161,191	133,034	127,334	118,075	111,674	21	44

Loans at Fair Value & Loans Held-for-Sale	20,611	11,556	15,580	22,256	18,889	78	9
Purchased Nonperforming Wholesale Loans (h)	—	—	—	251	273	—	NM

Total Wholesale Exposure	$730,465	$676,724	$630,223	$630,767	$612,085	8	19

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset Management.
(b)	Includes Loans at fair value & loans held-for sale. As a result of the adoption of SFAS 159 in the first quarter of 2007, $11.7 billion of loans were reclassified to Trading assets and excluded from wholesale loans reported.
(c)	Includes Retail Financial Services, Card Services and residential mortgage loans reported in the Corporate segment to be risk managed by the Chief Investment Office.
(d)	As a result of the adoption of SFAS 159 in the first quarter of 2007, $11.6 billion of consumer loans were reclassified to Trading assets and excluded from consumer loans reported.
(e)	Represents Total Wholesale Loans, Derivative Receivables and Wholesale Lending-Related Commitments.
(f)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments.
(g)	Excludes Loans at fair value & loans held-for-sale.
(h)	Represents distressed held-for-sale wholesale loans purchased as part of IB’s proprietary activities, which were excluded from nonperforming assets. During the first quarter of 2007, the Firm elected the fair value option of accounting for this portfolio of nonperforming loans. These loans were classified as trading assets for quarters ending on or after March 31, 2007.

Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2007
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2007	2007	2007	2006	2006	2007	2006
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS (a)
Loans — U.S.	$401	$190	$205	$309	$486	111%	(17)%
Loans — Non-U.S.	26	38	62	82	170	(32)	(85)

TOTAL WHOLESALE LOANS-REPORTED	427	228	267	391	656	87	(35)

CONSUMER LOANS (b)
Home Equity	576	483	459	454	400	19	44
Mortgage (includes RFS and Corporate)	1,224	1,034	960	769	588	18	108
Auto Loans and Leases	92	81	95	132	130	14	(29)
Credit Card — Reported	7	8	9	9	10	(13)	(30)
Other Loans	336	335	326	322	286	—	17

TOTAL CONSUMER LOANS-REPORTED (c)	2,235	1,941	1,849	1,686	1,414	15	58

TOTAL LOANS REPORTED	2,662	2,169	2,116	2,077	2,070	23	29
Derivative Receivables	34	30	36	36	35	13	(3)
Assets Acquired in Loan Satisfactions	485	387	269	228	195	25	149

TOTAL NONPERFORMING ASSETS	$3,181	$2,586	$2,421	$2,341	$2,300	23	38

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.55%	0.47%	0.47%	0.43%	0.45%

NONPERFORMING ASSETS BY LOB
Investment Bank	$325	$119	$128	$269	$456	173	(29)
Retail Financial Services	2,387	2,097	1,910	1,902	1,595	14	50
Card Services	7	8	9	9	10	(13)	(30)
Commercial Banking	136	137	142	122	160	(1)	(15)
Treasury & Securities Services	—	—	—	—	22	—	NM
Asset Management	28	21	35	39	57	33	(51)
Corporate (d)	298	204	197	—	—	46	NM

TOTAL	$3,181	$2,586	$2,421	$2,341	$2,300	23	38

(a)	Included nonperforming loans held-for-sale of $75 million, $25 million, $4 million, $4 million, and $21 million at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively. Excluded purchased held-for-sale wholesale loans.
(b)	There were no nonperforming loans held-for-sale at September 30, 2007, while there were $215 million, $112 million, $116 million, and $24 million at June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively.
(c)	Excluded nonperforming assets related to (1) loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies and U.S. government-sponsored enterprises of $1.3 billion, $1.2 billion, $1.3 billion, $1.2 billion, and $1.1 billion at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively, and (2) education loans that are 90 days past due and still accruing, which were insured by U.S. government agencies under the Federal Family Education Loan Program of $241 million, $200 million, $178 million, $219 million, and $189 million for the quarters ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.
(d)	Relates to held-for-investment prime mortgage loans transferred from RFS and AM to the Corporate segment.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
GROSS CHARGE-OFFS

Wholesale Loans	$101	$13	$17	$76	$48	NM %	110%	$131	$110	19%
Consumer (includes RFS and Corporate)	403	321	241	266	186	26	117	965	536	80
Credit Card — Reported	911	877	847	801	777	4	17	2,635	2,095	26

Total Loans — Reported	1,415	1,211	1,105	1,143	1,011	17	40	3,731	2,741	36
Credit Card — Securitizations	679	704	702	694	702	(4)	(3)	2,085	1,885	11

Total Loans — Managed	2,094	1,915	1,807	1,837	1,713	9	22	5,816	4,626	26

RECOVERIES

Wholesale Loans	19	42	23	48	59	(55)	(68)	84	160	(48)
Consumer (includes RFS and Corporate)	49	48	53	52	58	2	(16)	150	174	(14)
Credit Card — Reported	126	136	126	113	104	(7)	21	388	295	32

Total Loans — Reported	194	226	202	213	221	(14)	(12)	622	629	(1)
Credit Card — Securitizations	101	114	109	101	95	(11)	6	324	268	21

Total Loans — Managed	295	340	311	314	316	(13)	(7)	946	897	5

NET CHARGE-OFFS

Wholesale Loans	82	(29)	(6)	28	(11)	NM	NM	47	(50)	NM
Consumer (includes RFS and Corporate)	354	273	188	214	128	30	177	815	362	125
Credit Card — Reported	785	741	721	688	673	6	17	2,247	1,800	25

Total Loans — Reported	1,221	985	903	930	790	24	55	3,109	2,112	47
Credit Card — Securitizations	578	590	593	593	607	(2)	(5)	1,761	1,617	9

Total Loans — Managed	$1,799	$1,575	$1,496	$1,523	$1,397	14	29	$4,870	$3,729	31

NET CHARGE-OFF RATES — ANNUALIZED
Wholesale Loans (a)	0.19%	(0.07)%	(0.02)%	0.07%	(0.03)%			0.04%	(0.04)%
Consumer (includes RFS and Corporate) (b)	0.70	0.57	0.47	0.45	0.27			0.56	0.26
Credit Card — Reported	3.89	3.76	3.57	3.35	3.48			3.74	3.38
Total Loans — Reported (a) (b)	1.07	0.90	0.85	0.84	0.74			0.94	0.69
Credit Card — Securitizations	3.34	3.46	3.56	3.57	3.70			3.45	3.19
Total Loans — Managed (a) (b)	1.37	1.25	1.22	1.20	1.13			1.28	1.05

Memo: Credit Card — Managed	3.64	3.62	3.57	3.45	3.58			3.61	3.29

(a)	Average wholesale Loans at fair value & loans held-for-sale were $17.8 billion, $15.5 billion, $14.2 billion, $24.5 billion, and $24.4 billion for the quarters ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively, and $15.8 billion and $21.4 billion for year-to-date 2007 and 2006, respectively. These amounts were excluded when calculating the net charge-off rates.
(b)	Average consumer (excluding card) Loans at fair value & loans held-for-sale were $5.4 billion, $11.7 billion, $21.7 billion, $21.2 billion, and $14.0 billion for the quarters ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively, and $12.9 billion and $14.4 billion for year-to-date 2007 and 2006, respectively. These amounts were excluded when calculating the net charge-off rates.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q07 Change				2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06	2007	2006	2006
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$7,633	$7,300	$7,279	$7,056	$7,076	5%	8%	$7,279	$7,090	3%
Net Charge-Offs	(1,221)	(985)	(903)	(930)	(790)	(24)	(55)	(3,109)	(2,112)	(47)
Provision for Loan Losses	1,693	1,316	979	1,085	768	29	120	3,988	2,068	93
Other (a) (b)	8	2	(55)	68	2	300	300	(45)	10	NM

Ending Balance	$8,113	$7,633	$7,300	$7,279	$7,056	6	15	$8,113	$7,056	15

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$766	$553	$524	$468	$424	39	81	$524	$400	31
Provision for Lending-Related Commitments	92	213	29	49	44	(57)	109	334	68	391
Other (b)	—	—	—	7	—	—	—	—	—	—

Ending Balance	$858	$766	$553	$524	$468	12	83	$858	$468	83

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$53	$52	$54	$51	$101	2	(48)
Formula — Based	2,810	2,650	2,639	2,660	2,473	6	14

Total Wholesale	2,863	2,702	2,693	2,711	2,574	6	11

Consumer (c)	5,250	4,931	4,607	4,568	4,482	6	17

Total Allowance for Loan Losses	8,113	7,633	7,300	7,279	7,056	6	15
Allowance for Lending-Related Commitments	858	766	553	524	468	12	83

Total Allowance for Credit Losses	$8,971	$8,399	$7,853	$7,803	$7,524	7	19

Wholesale Allowance for Loan Losses to Total Wholesale Loans (d)	1.62%	1.59%	1.76%	1.68%	1.61%
Consumer Allowance for Loan Losses to Total Consumer Loans (e)	1.84	1.79	1.72	1.71	1.68
Allowance for Loan Losses to Total Loans (d) (e)	1.76	1.71	1.74	1.70	1.65
Allowance for Loan Losses to Total Nonperforming Loans (f)	314	396	365	372	348

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,112	$1,037	$1,037	$1,052	$1,010	7	10
Retail Financial Services	2,105	1,772	1,453	1,392	1,306	19	61
Card Services	3,107	3,096	3,092	3,176	3,176	—	(2)
Commercial Banking	1,623	1,551	1,531	1,519	1,431	5	13
Treasury & Securities Services	13	9	11	7	9	44	44
Asset Management	115	105	114	121	112	10	3
Corporate (g)	38	63	62	12	12	(40)	217

Total	$8,113	$7,633	$7,300	$7,279	$7,056	6	15

(a)	First quarter of 2007 primarily relates to the Firm’s adoption of SFAS 159, effective January 1, 2007.
(b)	Fourth quarter of 2006 reflects The Bank of New York transaction.
(c)	Includes RFS, Card Services and Corporate.
(d)	Wholesale Loans at fair value & loans held-for-sale were $20.6 billion, $11.6 billion, $15.6 billion, $22.5 billion, and $19.2 billion at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively. These amounts were excluded when calculating the allowance coverage ratios.
(e)	Consumer Loans held-for-sale were $3.9 billion, $8.3 billion, $13.4 billion, $32.7 billion, and $17.0 billion at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively. These amounts were excluded when calculating the allowance coverage ratios.
(f)	Nonperforming Loans held-for-sale were $75 million, $240 million, $116 million, $120 million, and $45 million at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively. These amounts were excluded when calculating the allowance coverage ratios.
(g)	March 31, 2007 included $50 million associated with mortgages originated by RFS and AM and transferred to Corporate to be risk managed by the Chief Investment Office.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS								YEAR-TO-DATE
						3Q07 Change					2007 Change
	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06		2007	2006	2006
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$146	$(13)	$35	$50	$(36)	NM %	NM	%	$168	$62	171%
Commercial Banking	98	10	17	86	55	NM	78		125	47	166
Treasury & Securities Services	3	(1)	4	(2)	1	NM	200		6	1	500
Asset Management	4	(13)	(8)	12	(29)	NM	NM		(17)	(42)	60
Corporate	—	—	—	(2)	1	—	NM		—	1	NM

Total Wholesale	251	(17)	48	144	(8)	NM	NM		282	69	309

Retail Financial Services	688	589	292	253	113	17	NM		1,569	299	425
Card Services	785	741	636	688	663	6	18		2,162	1,700	27
Corporate (a)	(31)	3	3	—	—	NM	NM		(25)	—	NM

Total Consumer	1,442	1,333	931	941	776	8	86		3,706	1,999	85

Total Provision for Loan Losses	$1,693	$1,316	$979	$1,085	$768	29	120		$3,988	$2,068	93

LENDING-RELATED COMMITMENTS
Investment Bank	$81	$177	$28	$13	$43	(54)	88		$286	$66	333
Commercial Banking	14	35	—	25	(1)	(60)	NM		49	2	NM
Treasury & Securities Services	6	1	2	—	—	500	NM		9	—	NM
Asset Management	(1)	2	(1)	2	1	NM	NM		—	—	—

Total Wholesale	100	215	29	40	43	(53)	133		344	68	406

Retail Financial Services	(8)	(2)	—	9	1	(300)	NM		(10)	—	NM
Card Services	—	—	—	—	—	—	—		—	—	—

Total Consumer	(8)	(2)	—	9	1	(300)	NM		(10)	—	NM

Total Provision for Lending-Related Commitments	$92	$213	$29	$49	$44	(57)	109		$334	$68	391

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$227	$164	$63	$63	$7	38	NM		$454	$128	255
Commercial Banking	112	45	17	111	54	149	107		174	49	255
Treasury & Securities Services	9	—	6	(2)	1	NM	NM		15	1	NM
Asset Management	3	(11)	(9)	14	(28)	NM	NM		(17)	(42)	60
Corporate	—	—	—	(2)	1	—	NM		—	1	NM

Total Wholesale	351	198	77	184	35	77	NM		626	137	357

Retail Financial Services	680	587	292	262	114	16	496		1,559	299	421
Card Services	785	741	636	688	663	6	18		2,162	1,700	27
Corporate (a)	(31)	3	3	—	—	NM	NM		(25)	—	NM

Total Consumer	1,434	1,331	931	950	777	8	85		3,696	1,999	85

Total Provision for Credit Losses	1,785	1,529	1,008	1,134	812	17	120		4,322	2,136	102
Securitized Credit Losses	578	590	593	593	607	(2)	(5)		1,761	1,617	9

Managed Provision for Credit Losses	$2,363	$2,119	$1,601	$1,727	$1,419	12	67		$6,083	$3,753	62

(a)	Includes amounts related to held-for-investment prime mortgages transferred from RFS and AM to the Corporate segment.

JPMORGAN CHASE & CO. CAPITAL
(in millions, except per share and ratio data)

	QUARTERLY TRENDS												YEAR-TO-DATE
											3Q07 Change						2007 Change
	3Q07		2Q07		1Q07		4Q06		3Q06		2Q07	3Q06	2007		2006		2006
COMMON SHARES OUTSTANDING
Weighted-Average Basic Shares Outstanding	3,375.9	#	3,415.1	#	3,456.4	#	3,465.3	#	3,468.6	#	(1)%	(3)%	3,415.8	#	3,471.7	#	(2)%
Weighted-Average Diluted Shares Outstanding	3,477.7		3,521.6		3,559.5		3,578.6		3,574.0		(1)	(3)	3,519.6		3,572.3		(1)
Common Shares Outstanding — at Period End	3,358.8		3,398.5		3,416.3		3,461.7		3,467.5		(1)	(3)	3,358.8		3,467.5		(3)

Cash Dividends Declared per Share	$0.38		$0.38		$0.34		$0.34		$0.34		—	12	$1.10		$1.02		8
Book Value per Share	35.72		35.08		34.45		33.45		32.75		2	9	35.72		32.75		9
Dividend Payout (a)	39%		31%		25%		27%		37%				31%		37%

NET INCOME	$3,373		$4,234		$4,787		$4,526		$3,297		(20)	2	$12,394		$9,918		25
Preferred Dividends	—		—		—		—		—		—	—	—		4		NM

Net Income Applicable to Common Stock	$3,373		$4,234		$4,787		$4,526		$3,297		(20)	2	$12,394		$9,914		25

INCOME PER SHARE
Basic Earnings per Share
Income from continuing operations	$1.00		$1.24		$1.38		$1.13		$0.93		(19)	8	$3.63		$2.81		29
Net Income	1.00		1.24		1.38		1.31		0.95		(19)	5	3.63		2.86		27

Diluted Earnings per Share
Income from continuing operations	$0.97		$1.20		$1.34		$1.09		$0.90		(19)	8	$3.52		$2.73		29
Net Income	0.97		1.20		1.34		1.26		0.92		(19)	5	3.52		2.78		27

SHARE PRICE
High	$50.48		$53.25		$51.95		$49.00		$47.49		(5)	6	$53.25		$47.49		12
Low	42.16		47.70		45.91		45.51		40.40		(12)	4	42.16		37.88		11
Close	45.82		48.45		48.38		48.30		46.96		(5)	(2)	45.82		46.96		(2)
Market Capitalization	153,901		164,659		165,280		167,199		162,835		(7)	(5)	153,901		162,835		(5)

STOCK REPURCHASE PROGRAM (b)
Aggregate Repurchases	$2,135.4		$1,875.3		$4,000.9		$1,000.3		$900.0		14	137	$8,011.6		$2,935.8		173
Common Shares Repurchased	47.0	#	36.7	#	80.9	#	21.1	#	20.0	#	28	135	164.6	#	69.5	#	137
Average Purchase Price	$45.42		$51.13		$49.45		$47.33		$44.88		(11)	1	$48.67		$42.22		15

CAPITAL RATIOS
Tier 1 Capital	$86,096	(c)	$85,096		$82,538		$81,055		$79,830		1	8
Total Capital	128,543	(c)	122,276		115,142		115,265		111,670		5	15
Risk-Weighted Assets	1,027,493	(c)	1,016,031		972,813		935,909		926,455		1	11
Adjusted Average Assets	1,423,171	(c)	1,376,727		1,324,145		1,308,699		1,257,364		3	13
Tier 1 Capital Ratio	8.4	%(c)	8.4%		8.5%		8.7%		8.6%
Total Capital Ratio	12.5	(c)	12.0		11.8		12.3		12.1
Tier 1 Leverage Ratio	6.0	(c)	6.2		6.2		6.2		6.3

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$45,335		$45,254		$45,063		$45,186		$43,372		—	5
Mortgage Servicing Rights	9,114		9,499		7,937		7,546		7,378		(4)	24
Purchased Credit Card Relationships	2,427		2,591		2,758		2,935		2,982		(6)	(19)
All Other Intangibles	3,959		4,103		4,205		4,371		4,078		(4)	(3)

Total Intangibles	$60,835		$61,447		$59,963		$60,038		$57,810		(1)	5

(a)	Based on Net income amounts.
(b)	Excludes commission costs.
(c)	Estimated.

JPMORGAN CHASE & CO. Glossary of Terms

ACH: Automated Clearing House
Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates under FIN 46R. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available- for-sale securities, loans and other assets.
Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate: Includes Private Equity, Treasury and Corporate Other, which includes other centrally managed expenses and discontinued operations.
Credit Card Securitizations: Card Services’ managed results excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated balance sheets through the transfer of the receivables to a trust, and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in Loans on the Consolidated balance sheets. A gain or loss on the sale of credit card receivables to investors is recorded in Other Income. Securitization also affects the Firm’s Consolidated statements of income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to the investors, gross credit losses and other trust expenses related to the securitized receivables are reclassified into credit card income.
Discontinued operations: A component of an entity that is classified as held-for-sale or that has been disposed of from ongoing operations in its entirety or piecemeal, and for which the entity will not have any significant, continuing involvement. A discontinued operation may be a separate major business segment, a component of a major business segment or a geographical area of operations of the entity that can be separately distinguished operationally and for financial reporting purposes.
FIN 46(R): FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51.”
FIN 48: FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109.”
Interests in Purchased Receivables: Represent an ownership interest in cash flows of an underlying pool of receivables transferred by a third-party seller into a bankruptcy-remote entity, generally a trust.
Investment-grade: An indication of credit quality based upon JPMorgan Chase’s internal risk assessment system. “Investment-grade” generally represents a risk profile similar to a rating of a BBB-/Baa3 or better, as defined by independent rating agencies.
Managed Basis: A non-GAAP presentation of financial results that includes reclassifications related to credit card securitizations and taxable equivalents. Management uses this non-GAAP financial measure at the segment level because it believes this provides information to investors in understanding the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Managed Credit Card Receivables: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates a repayment risk for the Firm. When the mark-to-market value is negative, JPMorgan Chase owes the counterparty. In this situation, the Firm does not have repayment risk.
Merger: The July 1, 2004, merger with Bank One Corporation.
MSR Risk Management Revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments and other.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead Ratio: Noninterest expense as a percentage of total net revenue.
Principal Transactions (Revenue): Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with instruments held by the Investment Bank for which the SFAS 159 fair value option was elected. Principal transactions revenue also include private equity gains and losses.
Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
SFAS: Statement of Financial Accounting Standards.
SFAS 123R: “Share-Based Payment.”
SFAS 140: “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities — a replacement of FASB Statement No. 125.”
SFAS 157: “Fair Value Measurements.”
SFAS 159: “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115.”
Tax-Equivalent Basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Unaudited: Financial statements and information included throughout this document that have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO. Line of Business Metrics

Investment Banking
IB’S REVENUES COMPRISE THE FOLLOWING:
1. Investment banking fees includes advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets includes client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including government and corporate debt, foreign exchange, interest rate and commodities markets.
3. Equities markets includes client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes Net interest income, fees and loan sale activity for IB’s credit portfolio. Credit portfolio revenue also includes gains or losses on securities received as part of a loan restructuring, and changes in the credit valuation adjustment (“CVA”), which is the component of the fair value of a derivative that reflects the credit quality of the counterparty. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities. In addition, Credit portfolio revenue includes an adjustment to the valuation of the Firm’s derivative liabilities measured at fair value that reflects the credit quality of the Firm, in conjunction with SFAS 157.
Retail Financial Services (continued)
MORTGAGE BANKING’S ORIGINATION CHANNELS COMPRISE THE FOLLOWING:
1. Retail — Borrowers who are buying or refinancing a home are directly contacted by a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale — A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.
3. Correspondent (including negotiated transactions) — Correspondents are banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
4. Correspondent negotiated transactions (“CNT”) — Correspondent negotiated transactions exclude purchased bulk servicing transactions and occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.

Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN REGIONAL BANKING:
1. Personal bankers — Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists — Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments and business banking, by partnering with the personal bankers.
MORTGAGE BANKING REVENUES COMPRISE THE FOLLOWING:
1. Production revenue includes Mortgage Servicing Rights created from the sales of loans, net gains or losses on the sales of loans, and other production-related fees. Also includes revenue associated with originations of subprime mortgage loans.
2. Net mortgage servicing revenue
     a) Servicing revenue represents all gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees, late fees, and other ancillary fees.
     b) Changes in MSR asset fair value due to:
          — market-based inputs such as interest rates and volatility, as well as updates to valuation assumptions used in the MSR valuation model.
          — servicing portfolio runoff (or time decay)
     c) Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
3. MSR risk management results include changes in the MSR asset fair value due to inputs or assumptions and derivative valuation adjustments and other.
Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume — Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened — Includes originations, purchases and sales.
3. Merchant acquiring business — Represents an entity that processes payments for merchants. JPMorgan Chase is a partner in Chase Paymentech Solutions, LLC.
4. Bank card volume — Represents the dollar amount of transactions processed for the merchants.
5. Total transactions — Represents the number of transactions and authorizations processed for the merchants.

JPMORGAN CHASE & CO. Line of Business Metrics (continued)

Commercial Banking
COMMERCIAL BANKING REVENUES COMPRISE THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are often provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-backed structures, and leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card, and deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, and foreign exchange hedges.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, Fed funds purchased, and repurchase agreements).
2. IB revenues, gross — Represents total revenue related to investment banking products sold to CB clients.
Asset Management
Assets Under Management: Represent assets actively managed by Asset Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 44% ownership interest.
Assets Under Supervision: Represents assets under management as well as custody, brokerage, administration and deposit accounts.
Alternative Assets: The following types of assets constitute alternative investments — hedge funds, currency, real estate and private equity.
AM’s CLIENT SEGMENTS COMPRISE THE FOLLOWING:
1. Institutional brings comprehensive global investment services — including asset management, pension analytics, asset-liability management and active risk budgeting strategies — to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
2. Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
3. The Private Bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.
4. Private Client Services offers high-net-worth individuals, families and business owners in the United States comprehensive wealth management solutions, including investment management, capital markets and risk management, tax and estate planning, banking, and specialty-wealth advisory services.

Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, Fed funds purchased, and repurchase agreements).